THIS PROSPECTUS contains important information about the Platinum Class of the AMERICAN AADVANTAGE FUNDS ("Trust"), an open-end management investment company which consists of multiple investment portfolios. This prospectus pertains only to the three funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND WILL SEEK ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THAT FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Platinum Class shares are offered exclusively to customers of certain broker-dealers. Individuals should read this Prospectus carefully before making an investment decision and retain it for future reference.

IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") for the Platinum Class of the Trust dated March 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 800-973-7977. For further information on the Funds, refer to the address and phone number on the back cover.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





PROSPECTUS

MARCH 1, 1996




[LOGO]

AMERICAN

AAdvantage
Funds(R)

- Platinum Class -(SM)

MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND

U.S. TREASURY MONEY MARKET FUND

[LOGO]

SOUTHWEST SECURITIES

The AMERICAN AADVANTAGE MONEY MARKET FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND(SM) ("U.S. Treasury Money Market Fund") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of its investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Treasury Money Market Portfolio of the AMR Trust ("U.S. Treasury Money Market Portfolio"), respectively (collectively, the "Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Treasury Money Market Portfolio invests exclusively in obligations backed by the full faith and credit of the U.S. Government and in repurchase agreements that are collateralized by U.S. Government full faith and credit obligations.

    Under a Hub and Spoke(R)1 operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.


   TABLE OF FEES AND EXPENSES...    3
   FINANCIAL HIGHLIGHTS.........    4
   INTRODUCTION.................    6
   INVESTMENT OBJECTIVES,
     POLICIES AND RISKS.........    6
   INVESTMENT RESTRICTIONS......   14
   YIELDS AND TOTAL RETURNS.....   15
   MANAGEMENT AND ADMINISTRATION
     OF THE TRUST...............   16
   HOW TO PURCHASE SHARES.......   18
   HOW TO REDEEM SHARES.........   19
   VALUATION OF SHARES..........   21
   DIVIDENDS AND TAX MATTERS....   21
   GENERAL INFORMATION..........   23
   SHAREHOLDER COMMUNICATIONS...   24

---------------

1 Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

PROSPECTUS

TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):

                                                                   MUNICIPAL         U.S. TREASURY
                                                  MONEY              MONEY               MONEY
                                                  MARKET            MARKET              MARKET
                                                   FUND              FUND                FUND
Management Fees                                    0.15%              0.15%               0.15%
12b-1 Fees                                         0.25%              0.25%               0.25%
Other Expenses                                     0.53%              0.65%               0.56%
                                                   ----               ----                ----
Total Operating Expenses                           0.93%              1.05%               0.96%
                                                   ====               ====                ====

    The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLES

    A Platinum Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

                                                 1 YEAR          3 YEARS         5 YEARS         10 YEARS
Money Market Fund                                    9              30              51               114
Municipal Money Market Fund                         11              33              58               128
U.S Treasury Money Market Fund                      10              31              53               118

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses expected to be incurred directly or indirectly as a Platinum Class shareholder in a Fund. Additional information may be found under "Management and Administration of the Trust."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

                                                                      PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditor. Because the Platinum Class did not commence active operations until November 1995, the financial highlights shown below are those of the Institutional Class of the American AAdvantage Funds. Platinum Class expenses are higher than Institutional Class expenses, and thus these expenses may affect performance. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  MONEY MARKET FUND--INSTITUTIONAL CLASS
                  -----------------------------------------------------------------------------------------------------------------
                                                                                                                         PERIOD
                                                      YEAR ENDED OCTOBER 31,                                             ENDED
                  ---------------------------------------------------------------------------------------------------  OCTOBER 31,
                    1995          1994(2)       1993         1992          1991         1990       1989        1988      1987(1)
                  -----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of
  period            $ 1.00        $ 1.00        $ 1.00        $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00     $ 1.00
                    ------        ------        ------        ------      ------      ------      ------      ------     ------
Net investment
 income               0.06          0.04          0.03          0.04        0.07        0.08        0.09        0.08       0.01
Less dividends
 from net
 investment
 income              (0.06)        (0.04)        (0.03)        (0.04)      (0.07)      (0.08)      (0.09)      (0.08)     (0.01)
                     ------       ------        ------        ------      ------      ------      ------      ------     ------
Net asset value,
  end of period      $ 1.00       $ 1.00        $ 1.00        $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00     $ 1.00
                     ======       ======        ======        ======      ======      ======      ======      ======     ======

Total return
  (annualized)         5.96%        3.85%         3.31%         4.41%       7.18%       8.50%       9.45%       7.54%      6.70%
                     ======       ======        ======        ======      ======      ======      ======      ======     ======

Ratios/supplemental
  data:
 Net assets, end
  of period
  (in thousands) $1,206,041   $1,893,144    $2,882,947    $2,223,829    $715,280    $745,405    $385,916    $330,230    $71,660
 Ratios to
  average net
  assets(3)(4)(5):
  Expenses             0.23%        0.21%         0.23%         0.26%       0.24%       0.20%       0.22%       0.28%      0.48%
  Net investment
   income              5.79%        3.63%         3.23%         4.06%       6.93%       8.19%       9.11%       7.54%      6.78%

(1) The Money Market Fund commenced active operations on September 1, 1987.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.

(4) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

(5) Annualized.

PROSPECTUS

               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                           MUNICIPAL MONEY MARKET                     U.S. TREASURY MONEY MARKET FUND-
                          FUND-INSTITUTIONAL CLASS                           INSTITUTIONAL CLASS
                        ----------------------------     -------------------------------------------------------
                                          PERIOD                  YEAR ENDED OCTOBER 31,          PERIOD ENDED
                         YEAR ENDED     OCTOBER 31,      ---------------------------------------    OCTOBER 31,
                           1995           1994(1)          1995         1994(2)         1993        1992(1)
                        ----------------------------     -------------------------------------------------------
Net asset value,
beginning of period       $ 1.00      $  1.00           $   1.00       $   1.00     $    1.00        $   1.00
                          ------      -------           --------       --------     ---------        --------
Net investment income       0.04         0.02               0.06           0.04          0.03            0.02
Less dividends from
net investment income      (0.04)       (0.02)             (0.06)         (0.04)        (0.03)          (0.02)
                          ------      -------           --------       --------     ---------        --------
Net asset value,
end of period             $ 1.00      $  1.00           $   1.00       $  1.00      $    1.00        $   1.00
                          ======      =======           ========       =======      =========        ========
Total return
(annualized)(3)             3.75%        2.44%              5.67%          3.70%         3.07%           3.61%
                          ======      =======           ========       =======      =========        ========
Ratios/supplemental
  data:
 Net assets, end of
  period
  (in thousands)          $    7      $ 9,736           $ 47,184       $ 67,607     $ 136,813        $ 91,453
 Ratios to average net
  assets(4)(5)(6):
  Expenses                  0.35%        0.30%              0.32%          0.25%         0.23%           0.27%(7)
  Net investment income     3.70%        2.38%              5.49%          3.44%         2.96%           3.46%(7)

(1) The U.S. Treasury Money Market Fund commenced active operations on March 2, 1992 and the Municipal Money Market Fund commenced active operations on November 10, 1993.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) Total return for the Municipal Money Market Fund excludes management and administrative services fees waived by the Manager. Had the Fund paid such fees total returns would have been 2.24% for the period ended October 31, 1994 and 3.54% for the year ended October 31, 1995.

(4) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.

(5) Operating results for the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 0.50% and 2.18%, respectively for the period ended October 31, 1994 and 0.55% and 3.50%, respectively, for the year ended October 31, 1995.

(6) Annualized.

(7) Estimated based on expected annual expenses and actual average net assets.

                                                                      PROSPECTUS

INTRODUCTION

The Trust is an open-end, management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are three of the several investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund will invest all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. Each Fund has multiple classes, including: the "Platinum Class" for customers of certain broker-dealers; the "Institutional Class" primarily for large institutional investors investing at least $2 million in the Funds; and the "PlanAhead Class" for all investors including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts and self-employed individual retirement plans. This Prospectus relates only to the Platinum Class. For further information about the other classes, call (800) 967-9009 or write to P.O. Box 619003, Dallas/Ft. Worth Airport, Texas 75261.

    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and share a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (or losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses presently are allocated separately to each class of shares.

    The Manager provides the Funds and their corresponding Portfolios with investment advisory services. Investment decisions for the Portfolios are made by the Manager in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI.

    Platinum Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objectives and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's

PROSPECTUS
investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Board.

INVESTMENT OBJECTIVES OF THE FUNDS -- The investment objectives of the Funds are to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Funds seek to achieve these objectives by investing all of their investable assets in their corresponding Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of the amortized cost valuation method. Obligations in which the Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Portfolio will not exceed 90 days.

AMERICAN AADVANTAGE MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two nationally recognized statistical rating organizations ("Rating Organizations") such as "A-1" by Standard & Poor's and "P-1" by Moody's Investor Services, Inc.;
(2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to

                                                                      PROSPECTUS
guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems.

    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio will not maintain this concentration.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar-weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery

PROSPECTUS
and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a "forward commitment" basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and issued by third-party guarantors possessing the highest claims-paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations; (5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.

                                                                      PROSPECTUS

    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).

    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the SAI for a further discussion of the foregoing obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" and on a "forward commitment" basis as described in "American AAdvantage Money Market Fund."

    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.

    The Portfolio may also invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in

PROSPECTUS
private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.

AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations backed by the full faith and credit of the U.S. Government and repurchase agreements which are collateralized by U.S. Government full faith and credit obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. For this purpose, U.S. Government Agency mortgage-backed securities collateralized exclusively by full faith and credit Government National Mortgage Association ("GNMA") mortgages are considered eligible. Ordinarily at least 65% of the Portfolio's assets will be invested in direct U.S. Treasury obligations. Such obligations may include separately traded registered interest and principal securities ("STRIPS") issued by the U.S. Treasury which represent either future interest or principal payments. STRIPS are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Fund may also invest in other full faith and credit obligations of the U.S. Government including securities issued by the Agency for International Development, General Services Administration, GNMA, Rural Electrification Administration, Small Business Administration, Federal Financing Bank and others. See the SAI for a further discussion of the foregoing obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" and on a "forward commitment" basis as described in "American AAdvantage Money Market Fund."

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.

    Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays (including, in some cases, payments to the Manager) lending fees and related expenses from this interest or fee income. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making

                                                                      PROSPECTUS
loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. See the SAI for further information regarding loan transactions.

    A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

    Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and resold to qualified institutional buyers under Rule 144A of the Securities Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolios will not invest more than 10% of their respective net assets in Section 4(2) securities and illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any
Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.

    Because it is not possible to predict with assurance exactly how this market for Section 4(2) securities offered and sold under Rule 144A will develop, the AMR Trust Board and the Manager, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in these securities, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES -- The Portfolios normally will not incur any brokerage commissions on their transactions because money market instruments are generally

PROSPECTUS
traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Manager has sponsored traditionally structured funds and, therefore, has limited experience with funds that invest all their assets in a separate portfolio.

    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a

                                                                      PROSPECTUS
less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager would actively manage the Fund.

    See "Management and Administration of the Trust" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices,
(4) the Funds' shares, including the rights and liabilities of its shareholders,
(5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restrictions are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and the Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore

PROSPECTUS
      subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy.

The following non-fundamental investment restrictions may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board. No Portfolio may:

    - Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if more than 5% of the Portfolio's total assets would be invested in such securities. This limitation does not apply with regard to collateralized trust securities.

    - Invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

YIELDS AND TOTAL RETURNS

From time to time each class of the Funds may advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund may also quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this

                                                                      PROSPECTUS

Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. Each class of a Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUST

FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement, dated April 3, 1987, as amended on October 1, 1995, together with the Administrative Services Plan described below. The AMR Trust and the Manager also entered into a Management Agreement dated, October 1, 1995, which obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. The Manager serves as the sole investment adviser to the Portfolios. As of December 31, 1995, the Manager had assets under management totaling approximately $13.7 billion, including approximately $4.5 billion under active management and $9.2 billion as named fiduciary or fiduciary adviser. Of the total, approximately $10.1 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.

    The Manager provides the Trusts with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also develops the investment programs for each Portfolio.

    The Manager bears the expense of providing the above services. As compensation for providing the Portfolios with advisory services, the Manager receives from the

PROSPECTUS

AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to 0.15% of the net assets of the Portfolios. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager receives no advisory fee from the Trust. The fees received by the Manager from the AMR Trust ("Management Fees") are payable quarterly in arrears.

    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the independent Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

    A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

ADMINISTRATIVE SERVICES PLAN -- The Manager and the Trust entered into an Administrative Services Plan which obligates the Manager to provide the Platinum Class with administrative services either directly or through the various broker-dealers that offer Platinum Class shares. These services include, but are not limited to, the payment of fees for record maintenance, forwarding shareholder communications to the shareholders and aggregating and processing orders for the purchase and redemption of Platinum Class shares. As compensation for these services, the Manager receives an annualized fee of up to 0.50% of the net assets of the Platinum Class of the Funds. The fee is payable quarterly in arrears.

                                                                      PROSPECTUS

DISTRIBUTION PLAN -- The Platinum Class distribution plan (the "Plan") was adopted pursuant to Rule 12b-1 under the 1940 Act and provides that it will continue in effect so long as its continuance is approved at least annually by a majority of the Trustees, including the affirmative votes of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders of the Platinum Class. The Plan may be terminated with respect to a particular Platinum Class at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees of the Board or by a vote of a majority of the outstanding voting securities of that class.

    The Plan provides that each Platinum Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board) for distribution-related services. The fee will be payable quarterly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular quarter by the entity for the services provided pursuant to the Plan. The Plan authorizes AMR, or any other entity approved by the Board, to spend 12b-1 fees on any activities or expenses intended to result in the sale or servicing of Platinum Class shares including but not limited to, advertising, expenses of various broker-dealers relating to selling efforts, transfer agency fees and the preparation and distribution of advertising material and sales literature.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds and as transfer agent for the Platinum Class.

INDEPENDENT AUDITOR -- The independent auditor for the Trust and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

HOW TO PURCHASE SHARES

Platinum Class shares are sold at net asset value through selected financial services firms ("firms"). The Platinum Class has established a minimum initial investment of $1,000 and $100 for subsequent investments, but these minimums may be changed at any time at the Trust's discretion.

PROSPECTUS

    Orders for purchase of Platinum Class shares received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares are offered and orders are accepted for the Money Market Fund until 3:00 p.m. Eastern time on each day on which the Federal Reserve and the custodian/transfer agent are open for business ("Business Day"). Shares are offered and orders are accepted for the U.S. Treasury Money Market Fund until 12:30 p.m. Eastern time and for the Municipal Money Market Fund until 12:00 p.m. Eastern time on each Business Day. These purchases will receive that day's dividend. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Eastern time on the next Business Day following receipt and such shares will receive the dividend for the Business Day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected from such check before shares will be purchased. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

    Firms provide varying arrangements for their clients with respect to the purchase and redemption of Platinum Class shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher or lower minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms also may hold Platinum Class shares in nominee or street name as agent for and on behalf of their clients. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Manager for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing) may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends.

HOW TO REDEEM SHARES

Shareholders should contact the firm through which their shares were purchased for redemption instructions. Shares of a Fund may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has

                                                                      PROSPECTUS
received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

    Firms may charge a fee for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day, as applicable. However, if making immediate payment could adversely affect a Fund, it may take up to seven days to send payment.

    To ensure acceptance of a redemption request, be sure to adhere to the following procedures.

REDEEMING BY CHECK -- Upon request, shareholders will be provided with drafts to be drawn on a Fund ("Redemption Checks"). Redemption Checks may be made payable to the order of any person for an amount not less than $250 and not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed at the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an account application which is available from the Funds or firm through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Funds reserve the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Funds. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms also may impose fees on investors for this privilege or, if approved by the Funds, establish variations on minimum check amounts.

    Unless one signer is authorized on the account application, Redemption Checks must be signed by all shareholders. Any change in the signature authorization must be made by written notice to the firm. Shares purchased by check or through an Automated Clearing House ("ACH") transaction may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 15 days. The Funds reserve the right to terminate or modify this privilege at any time.

    The Funds may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $15 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of that Fund account or for an amount less

PROSPECTUS
than $250 or when a Redemption Check is presented that would require redemption of shares that were purchased by check or ACH transaction within 15 days. A fee of $12 will be charged when "stop payment" of a Redemption Check is requested. Firms may charge different service fees.

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- Shareholders purchasing through some firms can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact your firm.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Fund generally will be paid at the time of redemption.

VALUATION OF SHARES

The net asset value of each share (share price) of the Funds is determined as of 4:00 p.m. Eastern time on each Business Day. The net asset value of all outstanding shares of all classes will be determined based on a pro rata allocation of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares.

    Obligations held by the Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. The amortized cost method is described in the SAI.

DIVIDENDS AND TAX MATTERS

Dividends paid on each class of a Fund's shares are calculated at the same time and in the same manner. All of each Fund's net investment income and net short-term capital gain, if any, generally will be declared as dividends on each Business Day immediately prior to the determination of the net asset value. Dividends generally are paid on the first Business Day of the following month. A Fund's net investment income attributable to the Platinum Class consists of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities, less amortization of premium, and the estimated expenses of both the Portfolio and the

                                                                      PROSPECTUS

Fund attributable to the Platinum Class. The Portfolios do not expect to realize net capital gain, therefore the Funds do not foresee paying any capital gain distributions. If any Fund (either directly or indirectly through its corresponding Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

    Unless a shareholder elects otherwise on the account application, all dividends on a Fund's Platinum Class shares will be automatically declared and paid in additional Platinum Class shares of that Fund. However, a shareholder may choose to have dividends paid in cash. An election may be changed at any time by delivering written notice to your firm at least ten days prior to the payment date for a dividend.

    Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short-term capital gain) that it distributed to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Platinum Class shares. Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of that income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to tax under state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies of and municipalities in the state, shareholders

PROSPECTUS
will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends paid (or deemed paid) that year. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends. Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION

The Trust currently is comprised of eight separate investment portfolios. Each Fund is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the

                                                                      PROSPECTUS

Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

    As more fully described in the SAI, the following persons may be deemed to control a Fund by virtue of their ownership of more than 25% of the outstanding shares of the Fund as of January 31, 1996:

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND
  Southwest Securities, Inc.                                       99%
AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND
  Southwest Securities, Inc.                                       74%

SHAREHOLDER COMMUNICATIONS

Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Trust and the AMR Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made by contacting your firm or by calling (800) 388-3344 or by writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

    American AAdvantage Funds is a registered service mark of AMR Corporation. Platinum Class, PlanAhead Class, American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Treasury Money Market Fund are service marks of AMR Investment Services, Inc.

PROSPECTUS

                                  -- NOTES --

                                  -- NOTES --

                                  -- NOTES --

                                   [LOGO]

                            - Platinum Class -(SM)

                               P.O. Box 619003
                      Dallas/Fort Worth Airport, Texas
                                 75261-9003

                              Available through

                                   [LOGO]

                       MEMBER: NEW YORK STOCK EXCHANGE

                         1201 Elm Street, Suite 3500
                                Dallas, Texas
                                    75270


                               (800) 973-7977

THIS PROSPECTUS contains important information about the Institutional Class of the American AAdvantage Funds ("Trust"), an open-end management investment company which consists of multiple investment portfolios. This prospectus pertains only to the seven funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THAT FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Institutional Class shares are offered primarily to institutional investors, investing at least $2 million in the Funds. Investors should read this Prospectus carefully before making an investment decision and retain it for future reference.

IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 817-967-3509. For further information about the Institutional Class or for information on the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.

AN INVESTMENT IN ANY OF THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

MARCH 1, 1996


[LOGO]

AMERICAN


AAdvantage
 Funds(R)


-Institutional Class-


BALANCED FUND

GROWTH AND INCOME FUND

INTERNATIONAL EQUITY FUND

LIMITED-TERM INCOME FUND

MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND

U.S. TREASURY MONEY MARKET FUND

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).

The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).

The AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND(SM) ("Limited-Term Income Fund") seeks income and capital appreciation by investing all of its investable assets in the Limited-Term Income Portfolio of the AMR Trust ("Limited-Term Income Portfolio") which in turn primarily invests in debt obligations.

The AMERICAN AADVANTAGE MONEY MARKET FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND(SM) ("U.S. Treasury Money Market Fund") (collectively, the "Money Market Funds") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of its investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Treasury Money Market Portfolio of the AMR Trust ("U.S. Treasury Money Market Portfolio"), respectively (collectively the "Money Market Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Treasury Money Market Portfolio invests exclusively in obligations backed by the full faith and credit of the U.S. Government and in repurchase agreements that are collateralized by U.S. Government full faith and credit obligations.

Under a Hub and Spoke(R)(1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating

---------------

(1) Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

PROSPECTUS
structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.

   Table of Fees and Expenses.......................................    3
   Financial Highlights.............................................    4
   Introduction.....................................................   10
   Investment Objectives, Policies and Risks........................   11
   Investment Restrictions..........................................   26
   Yields and Total Returns.........................................   27
   Management and Administration of the Trust.......................   28
   Investment Advisers..............................................   31
   Purchase, Redemption and Valuation of Shares.....................   35
   Dividends, Other Distributions and Tax Matters...................   39
   General Information..............................................   42
   Shareholder Communications.......................................   43


TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):

                                                                                             U.S.
                                      GROWTH    INTER-    LIMITED-            MUNICIPAL    TREASURY
                                       AND      NATIONAL   TERM     MONEY       MONEY       MONEY
                          BALANCED    INCOME    EQUITY    INCOME    MARKET     MARKET       MARKET
                            FUND       FUND      FUND      FUND      FUND       FUND         FUND
Management Fees(1)          0.28%      0.28%     0.43%     0.20%     0.15%       0.15%       0.15%
12b-1 Fees                  0.00       0.00      0.00      0.00      0.00        0.00        0.00
Other Expenses              0.34       0.35      0.40      0.35      0.08        0.21        0.14
                            ----       ----      ----      ----      ----        ----        ----
Total Operating Expenses    0.62%      0.63%     0.83%     0.55%     0.23%       0.36%       0.29%
                            ====       ====      ====      ====      ====        ====        ====

(1) The "Management Fee" represents those investment advisory fees paid to the Manager and the investment advisers.

                                                                      PROSPECTUS

    The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLES

    An Institutional Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

                                     1 YEAR           3 YEARS           5 YEARS           10 YEARS
Balanced Fund                          $6               $20               $35               $ 77

Growth and Income Fund                  6                20                35                 79

International Equity Fund               8                26                46                103

Limited-Term Income Fund                6                18                31                 69

Money Market Fund                       2                 7                13                 29

Municipal Money Market Fund             4                12                20                 46

U.S. Treasury Money Market Fund         3                 9                16                 37

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the Institutional Class of a Fund. Additional information may be found under "Management and Administration of the Trust" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.

PROSPECTUS

                        (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                     BALANCED FUND -- INSTITUTIONAL CLASS
                 -------------------------------------------------------------------------------------------------------------
                                                                                                                     PERIOD
                                                     YEAR ENDED OCTOBER 31,                                           ENDED
                 ----------------------------------------------------------------------------------------------    OCTOBER 31,
                 1995(4)(5)    1994(3)       1993        1992        1991      1990(2)       1989        1988        1987(1)
                 -------------------------------------------------------------------------------------------------------------
Net asset
  value,
beginning of
period            $  12.36     $  13.23    $  11.99    $  11.60    $   9.87    $  11.05    $  10.13    $   9.08     $   10.00
                  --------     --------    --------    --------    --------    --------    --------    --------     ---------
Income from
  investment
operations:
 Net investment
  income              0.54         0.57        0.49        0.55        0.58        0.57        0.53        0.56          0.16
 Net gains or
  (losses) on
  securities
  (both
  realized and
  unrealized)         1.71        (0.54)       1.57        0.41        1.79       (1.18)       0.90        0.73         (1.08)
                  --------     --------    --------    --------    --------    --------    --------    --------     ---------
Total from
  investment
operations            2.25         0.03        2.06        0.96        2.37       (0.61)       1.43        1.29         (0.92)
                  --------     --------    --------    --------    --------    --------    --------    --------     ---------
Less
 distributions:
 Dividends from
  net
  investment
  income             (0.52)       (0.56)      (0.52)      (0.56)      (0.64)      (0.51)      (0.51)      (0.24)           --
 Distributions
  from net
  realized
  gains on
  securities         (0.14)       (0.34)      (0.30)      (0.01)         --       (0.06)         --          --            --
                  --------     --------    --------    --------    --------    --------    --------    --------     ---------
Total
  distributions      (0.66)       (0.90)      (0.82)      (0.57)      (0.64)      (0.57)      (0.51)      (0.24)           --
                  --------     --------    --------    --------    --------    --------    --------    --------     ---------
Net asset
  value,
end of period     $  13.95     $  12.36    $  13.23    $  11.99    $  11.60    $   9.87    $  11.05    $  10.13     $    9.08
                  ========     ========    ========    ========    ========    ========    ========    ========     =========
Total return
(annualized)(6)      19.39%       (0.08%)     19.19%       8.75%      25.35%      (5.24%)     15.49%      14.63%       (31.84%)
                  ========     ========    ========    ========    ========    ========    ========    ========     =========
Ratios/supplemental
data:
 Net assets,
  end of period
  (in
  thousands)      $249,913     $222,873    $532,543    $370,087    $311,906    $233,702    $210,119    $147,581     $ 118,985
 Ratios to
  average
  net
  assets(7)(8)(9):
  Expenses            0.63%        0.36%       0.34%       0.35%       0.37%       0.44%       0.47%       0.52%         0.45%
  Net
   investment
   income             4.30%        4.77%       4.91%       5.31%       6.06%       6.50%       6.32%       6.25%         5.59%
 Portfolio
  turnover rate         73%          48%         83%         80%         55%         62%         78%         77%           17%

(1) The Balanced Fund commenced active operations on July 17, 1987.
(2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.
(3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.
(5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.
(6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
(7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.
(8) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.
(9) Annualized.

                                                                      PROSPECTUS

                        (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                  GROWTH AND INCOME FUND--INSTITUTIONAL CLASS
                   ---------------------------------------------------------------------------------------------------------
                                                                                                                   PERIOD
                                                     YEAR ENDED OCTOBER 31,                                         ENDED
                   ------------------------------------------------------------------------------------------    OCTOBER 31,
                   1995(5)    1994(4)      1993      1992(3)       1991      1990(2)       1989        1988        1987(1)
                   ---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of
  period           $ 14.19    $ 14.63    $  12.79    $  12.10    $   9.47    $  11.59    $   9.96    $   8.30     $   10.00
                   -------    -------    --------    --------    --------    --------    --------    --------     ---------
Income from
  investment
operations:
 Net investment
  income              0.41       0.43        0.36        0.39        0.42        0.42        0.42        0.42          0.10
 Net gains
  (losses) on
  securities
  (both realized
  and unrealized)     2.28       0.08        2.21        0.77        2.70       (1.94)       1.59        1.40         (1.80)
                   -------    -------    --------    --------    --------    --------    --------    --------     ---------
Total from
  investment
operations            2.69       0.51        2.57        1.16        3.12       (1.52)       2.01        1.82         (1.70)
                   -------    -------    --------    --------    --------    --------    --------    --------     ---------
Less
  distributions:
 Dividends from
  net investment
  income             (0.43)     (0.41)      (0.37)      (0.39)      (0.49)      (0.43)      (0.38)      (0.16)           --
 Distributions
  from net
  realized gains
  on securities      (0.54)     (0.54)      (0.36)      (0.08)         --       (0.17)         --          --            --
                   -------    -------    --------    --------    --------    --------    --------    --------     ---------
Total
  distributions      (0.97)     (0.95)      (0.73)      (0.47)      (0.49)      (0.60)      (0.38)      (0.16)           --
                   -------    -------    --------    --------    --------    --------    --------    --------     ---------
Net asset value,
end of period      $ 15.91    $ 14.19    $  14.63    $  12.79    $  12.10    $   9.47    $  11.59    $   9.96     $    8.30
                   =======    =======    ========    ========    ========    ========    ========    ========     =========
Total return
(annualized)(6)      20.69%      3.36%      21.49%      10.00%      33.83%     (13.52%)     20.94%      22.20%       (58.51%)
                   =======    =======    ========    ========    ========    ========    ========    ========     =========
Ratio/supplemental
data:
 Net assets,
  end of period
  (in thousands)   $71,608    $22,737    $477,088    $339,739    $264,628    $182,430    $187,869    $140,073     $ 134,796
 Ratios to
  average
  net
 assets(7)(8)(9):
   Expenses           0.62%      0.33%       0.34%       0.36%       0.37%       0.45%       0.45%       0.53%         0.43%
   Net investment
    income            2.84%      3.28%       3.12%       3.57%       4.19%       4.49%       4.40%       4.20%         3.68%
 Portfolio
  turnover rate         26%        23%         30%         35%         52%         41%         50%         56%           22%

(1) The Growth and Income Fund commenced active operations on July 17, 1987.

(2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.

(3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.

(4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.

(6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.

(7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

(8) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.

(9) Annualized.

PROSPECTUS

                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                          INTERNATIONAL EQUITY FUND--INSTITUTIONAL CLASS
                                               ------------------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31,                    PERIOD ENDED
                                               -------------------------------------------------      OCTOBER 31,
                                               1995(5)        1994(3)(4)     1993(2)      1992         1991(1)
                                               ------------------------------------------------------------------
Net asset value,
beginning of period                            $  12.87        $  12.07      $ 8.93      $ 10.13       $  10.00
                                               --------        --------      ------      -------       --------
Income from investment operations:
 Net investment income                             0.27            0.32        0.17         0.12             --
 Net gains (losses) on securities (both
  realized and unrealized)                         0.68            1.10        3.09        (1.31)          0.13
                                               --------        --------      ------      -------       --------
Total from investment operations                   0.95            1.42        3.26        (1.19)          0.13
                                               --------        --------      ------      -------       --------
Less distributions:
 Dividends from net investment income             (0.21)          (0.17)      (0.12 )      (0.01)            --
 Distributions from net realized gains
  on securities                                   (0.32)          (0.45)         --           --             --
                                               --------        --------      ------      -------       --------
Total distributions                               (0.53)          (0.62)      (0.12 )      (0.01)            --
                                               --------        --------      ------      -------       --------
Net asset value, end of period                 $  13.29        $  12.87      $12.07      $  8.93       $  10.13
                                               ========        ========      ======      =======       ========

Total return (annualized)(6)                       7.90%          11.77%      36.56%      (12.07%)         5.69%
                                               ========        ========      ======      =======       ========
Ratios/supplemental data:
 Net assets, end of period (in thousands)      $ 25,757        $ 23,115     $66,652      $38,837       $ 10,536
 Ratios to average net assets
  (annualized)(7)(8)(9):
  Expenses                                         0.85%           0.61%       0.78%        1.17%          1.90%(10)
  Net investment income                            2.37%           2.74%       2.00%        2.04%          0.38%(10)
 Portfolio turnover rate                             21%             37%         61%          21%             2%

 (1) The International Equity Fund commenced active operations on August 7,
     1991.

 (2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of the close of business on May 21, 1993.

 (3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.

 (6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.

 (7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.

 (8) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.

 (9) Annualized.

(10) Estimated based on expected annual expenses and actual average net assets.

                                                                      PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                  LIMITED-TERM INCOME FUND--INSTITUTIONAL CLASS
                          ----------------------------------------------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,                                PERIOD ENDED
                          ------------------------------------------------------------------------------     OCTOBER 31,
                            1995      1994(3)       1993        1992      1991(2)      1990       1989        1988(1)
                          ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period     $   9.67    $  10.23    $  10.13    $  10.07    $   9.76    $  9.94    $ 10.12      $  10.00
                          --------    --------    --------    --------    --------    -------    -------      --------
Income from investment
operations:
 Net investment income        0.62        0.52        0.58        0.75        0.83       0.92       0.96          0.64
 Net gains or (losses)
   on securities (both
   realized and
   unrealized)                0.15       (0.46)       0.15        0.06        0.31      (0.18)     (0.12)         0.05
                          --------    --------    --------    --------    --------    -------    -------      --------
Total from investment
operations                    0.77        0.06        0.73        0.81        1.14       0.74       0.84          0.69
                          --------    --------    --------    --------    --------    -------    -------      --------
Less distributions:
 Dividends from net
   investment income         (0.62)      (0.52)      (0.58)      (0.75)      (0.83)     (0.92)     (1.02)        (0.57)
 Distributions from net
   realized gains on
   securities                   --       (0.10)      (0.05)         --          --         --         --            --
                          --------    --------    --------    --------    --------    -------    -------      --------
Total distributions          (0.62)      (0.62)      (0.63)      (0.75)      (0.83)     (0.92)     (1.02)        (0.57)
                          --------    --------    --------    --------    --------    -------    -------      --------
Net asset value, end of
  period                  $   9.82    $   9.67    $  10.23    $  10.13    $  10.07    $  9.76    $  9.94      $  10.12
                          ========    ========    ========    ========    ========    =======    =======      ========
Total return
  (annualized)(4)             8.18%       0.42%       7.20%       7.94%      11.87%      7.51%      7.62%         7.41%
                          ========    ========    ========    ========    ========    =======    =======      ========
Ratios/supplemental
  data:
 Net assets, end of
   period
   (in thousands)         $137,293    $112,141    $238,874    $209,928    $141,629    $83,265    $60,507      $ 40,855
 Ratios to average net
   assets(5)(6)(7):
   Expenses                   0.60%       0.31%       0.26%       0.27%       0.35%      0.48%      0.59%         0.50%
   Net investment income      6.36%       5.26%       5.76%       7.40%       8.42%      9.44%      9.77%         8.01%
 Portfolio turnover rate       183%         94%        176%        133%        165%       156%       158%          127%

(1) The Limited-Term Income Fund commenced active operations on December 3,
    1987.

(2) AMR Investment Services, Inc. began portfolio management of the Limited-Term Income Fund on March 1, 1991, replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.

(3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(4) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.

(5) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.

(6) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.

(7) Annualized.

PROSPECTUS

                      (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                   MONEY MARKET FUND--INSTITUTIONAL CLASS
             -------------------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED OCTOBER 31,                                          PERIOD ENDED
             ----------------------------------------------------------------------------------------------------    OCTOBER 31,
                1995        1994(2)         1993          1992         1991        1990        1989        1988       1987(1)
             -------------------------------------------------------------------------------------------------------------------
Net asset
 value,
 beginning of
 period      $     1.00    $     1.00    $     1.00    $     1.00    $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
             ----------    ----------    ----------    ----------    --------    --------    --------    --------     --------
Net
 investment
 income            0.06          0.04          0.03          0.04        0.07        0.08        0.09        0.08         0.01
Less
 dividends
 from net
 investment
 income           (0.06)        (0.04)        (0.03)        (0.04)      (0.07)      (0.08)      (0.09)      (0.08)       (0.01)
             ----------    ----------    ----------    ----------    --------    --------    --------    --------     --------
Net asset
 value, end
 of period   $     1.00    $     1.00    $     1.00    $     1.00    $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
             ==========    ==========    ===========   ==========    ========    ========    ========    ========     ========
Total return
(annualized)       5.96%         3.85%         3.31%         4.41%       7.18%       8.50%       9.45%       7.54%        6.70%
             ==========    ==========    ===========   ==========    ========    ========    ========    ========     ========
Ratios/supplemental
data:
 Net assets,
  end of
  period
  (in
  thousands) $1,206,041    $1,893,144    $2,882,947    $2,223,829    $715,280    $745,405    $385,916    $330,230     $ 71,660
 Ratios to
  average
  net assets
  (3)(4)(5):
  Expenses         0.23%         0.21%         0.23%         0.26%       0.24%       0.20%       0.22%       0.28%        0.48%
  Net
  investment
   income          5.79%         3.63%         3.23%         4.06%       6.93%       8.19%       9.11%       7.54%        6.78%

(1) The Money Market Fund commenced active operations on September 1, 1987.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.

(4) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

(5) Annualized.

                                                                      PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                 MUNICIPAL MONEY MARKET                  U.S. TREASURY MONEY MARKET FUND-
                                FUND-INSTITUTIONAL CLASS                        INSTITUTIONAL CLASS
                              ----------------------------      ---------------------------------------------------
                                 YEAR            PERIOD                                                   PERIOD
                                 ENDED            ENDED               YEAR ENDED OCTOBER 31,               ENDED
                              OCTOBER 31,      OCTOBER 31,      ----------------------------------      OCTOBER 31,
                                 1995            1994(1)         1995        1994(2)        1993          1992(1)
                              ----------------------------      ---------------------------------------------------
Net asset value,
beginning of period             $  1.00          $  1.00        $  1.00      $  1.00(2)   $   1.00        $  1.00
                                -------          -------        -------      -------      --------        -------
Net investment income              0.04             0.02           0.06         0.04          0.03           0.02
Less dividends from
 net investment income            (0.04)           (0.02)         (0.06)       (0.04)        (0.03)         (0.02)
                                -------          -------        -------      -------      --------        -------
Net asset value,
end of period                   $  1.00          $  1.00        $  1.00      $  1.00      $   1.00        $  1.00
                                =======          =======        =======      =======      ========        =======
Total return
(annualized)(3)                    3.75%            2.44%          5.67%        3.70%         3.07%          3.61%
                                =======          =======        =======      =======      ========        =======
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)                $     7          $ 9,736        $47,184      $67,607      $136,813        $91,453
 Ratios to average net
  assets(4)(5)(6):
  Expenses                         0.35%            0.30%          0.32%        0.25%         0.23%          0.27%(7)
  Net investment income            3.70%            2.38%          5.49%        3.44%         2.96%          3.46%(7)

(1) The U.S. Treasury Money Market Fund commenced active operations on March 2, 1992 and the Municipal Money Market Fund commenced active operations on November 10, 1993.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) Total returns for the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, total returns would have been 2.24% for the period ended October 31, 1994 and 3.54% for the year ended October 31, 1995.

(4) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.

(5) Operating results for the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 0.50% and 2.18%, respectively, for the period ended October 31, 1994 and 0.55% and 3.50%, respectively, for the period ended October 31, 1995.

(6) Annualized

(7) Estimated based on expected annual expenses and actual average net assets.

INTRODUCTION

The Trust is an open-end, management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are separate investment portfolios of the Trust. Each Fund has a distinctive investment objective and

PROSPECTUS
investment policies. Each Fund will invest all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. The Manager provides the Portfolios with business and asset management services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. The Balanced Fund, the Growth and Income Fund, the International Equity Fund and the Limited-Term Income Fund (collectively, the "Variable NAV Funds") consist of multiple classes of shares, including the "Institutional Class" which is primarily for institutional investors investing at least $2 million in the Funds and the "PlanAhead Class" which is available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts ("IRAs"), and self-employed individual retirement plans ("HR-10 Plans" or "Keogh Plans"). The Money Market Funds also consist of multiple classes of shares, including the Institutional Class, the PlanAhead Class and the "Platinum Class" which is available to customers of certain broker-dealers as an investment for cash balances in their brokerage accounts. For further information about the PlanAhead Class, call (800) 388-3344. For further information about the Platinum Class, call (800) 967-9009.

     Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and share a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses presently are allocated separately to each class of shares.

     The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. Investment decisions for the Limited-Term Income Portfolio and the Money Market Portfolios are made directly by the Manager. See "Investment Advisers." Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI and by specific investment strategies developed by the Manager.

     Institutional Class shares of each Fund are sold without any sales charges at their net asset value next determined after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "Purchase, Redemption and Valuation of Shares."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent

                                                                      PROSPECTUS
with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

     Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Board.

AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's or Moody's Investor Services, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio and in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.

PROSPECTUS

     The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Fund."

     The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

     The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.

                                                                      PROSPECTUS

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. If approved by a majority of the interest holders of the Balanced Portfolio at a meeting of shareholders of the Balanced Fund and other investors in the Balanced Portfolio to be held on or about March 26, 1996, Brandywine Asset Management, Inc. ("Brandywine") and Boatmen's Trust Company ("Boatmen's") will be added as investment advisers of the Portfolio. If approved, it is expected that on or about April 1, 1996, Brandywine will replace Capital Guardian Trust Company ("Capital") as an active investment adviser of the Portfolio. The Manager does not expect to allocate assets to Boatmen's at this time. See "Investment Advisers."

AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. The Portfolio may also invest in other investment companies or in cash and cash equivalents, including obligations that are permitted investments for the Money Market Portfolio, in order to maintain liquidity. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" and on a "forward commitment" basis as described in "American AAdvantage Balanced Fund."

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS and WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. If approved by a majority of the interest holders of the Growth and Income

PROSPECTUS

Portfolio at a meeting of shareholders of the Growth and Income Fund and other investors in the Growth and Income Portfolio to be held on or about March 26, 1996, Brandywine and Boatmen's will be added as investment advisers of the Portfolio. If approved, it is expected that on or about April 1, 1996, Brandywine will replace Capital as an active investment adviser of the Portfolio. The Manager does not expect to allocate assets to Boatmen's at this time. See "Investment Advisers."

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

     The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

     Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies;
(4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes;
(8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital;
(10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.

                                                                      PROSPECTUS

     The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

     The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions, or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

     The Portfolio also may trade currency futures ("futures") for the same reasons as for entering into forward contracts as set forth above. Futures are traded on U.S. and foreign currency exchanges. The use of futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the futures contracts themselves. The Portfolio may not enter into futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Futures contracts, which are derivatives, are discussed in greater detail in the SAI.

     HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. If approved by a majority of the interest holders of the International Equity Portfolio at a meeting of shareholders of the International Equity Fund and other investors in the International Equity Portfolio to be held on or about March 26,

PROSPECTUS

1996, Rowe Price-Fleming International, Inc. ("Fleming") will be added as an investment adviser to the Portfolio. The Manager does not expect to allocate assets to Fleming at this time. See "Investment Advisers."

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND -- This Fund's investment objective is to realize income and capital appreciation. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks its investment objective by investing all of its investable assets in the Limited-Term Income Portfolio, which invests primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including obligations that are permitted investments for the Money Market Portfolio. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. The Portfolio, at the discretion of the Manager, may retain a security which has been downgraded below the initial investment criteria. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

     Investments in Yankeedollar and Eurodollar bonds, notes and certificates of deposit involve risks that differ from investments in securities of domestic issuers. See "American AAdvantage Money Market Fund" for a description of these risks. The Portfolio also may engage in dollar rolls, or purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."

     The market value of fixed rate securities, and thus the net asset value of this Portfolio's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments should not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.

     Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made

                                                                      PROSPECTUS
monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

     Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

     The Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's and the Portfolio's investment objective, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not

PROSPECTUS
usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

     Although investments will not be restricted by the maturity of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar-weighted average maturity of one to five years. However, the dollar weighted average maturity may temporarily be adjusted outside the one to five year period if warranted by market conditions. For example, the average maturity of the Portfolio may be shortened in order to minimize depreciation of capital if the investment adviser anticipates a rise in interest rates. Conversely, the average maturity may be lengthened in order to maximize return if interest rates are expected to decline. In addition, portfolio securities may be actively traded to realize gains (or losses) and increase yields by taking advantage of short-term market variations. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted maturity of the Portfolio, the maturity of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

MONEY MARKET FUNDS -- The investment objectives of the Money Market Funds are to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Money Market Funds seek to achieve these objectives by investing all of their investable assets in the Money Market Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of the amortized cost valuation method. Obligations in which the Money Market Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Money Market Portfolio will not exceed 90 days. The Manager serves as the sole investment adviser to the Money Market Funds. See "Management and Administration of the Trust."

AMERICAN AADVANTAGE MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or

                                                                      PROSPECTUS
instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two Rating Organizations such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems. The Portfolio also may purchase or sell securities on a "when-issued" or a "forward commitment" basis as described in "American AAdvantage Balanced Fund."

     The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio will not maintain this concentration.

     Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of

PROSPECTUS
comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and issued by third-party guarantors possessing the highest claims-paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations; (5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations, the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.

     The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).

     Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government

                                                                      PROSPECTUS
or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell obligations on a "when-issued" or "forward commitment" basis, as described under "American AAdvantage Balanced Fund."

     The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, the Manager believes this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.

     The Portfolio may also invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.

AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations backed by the full faith and credit of the U.S. Government and repurchase agreements which are collateralized by U.S. Government full faith and credit obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. For this purpose, U.S. Government

PROSPECTUS

Agency mortgage-backed securities collateralized exclusively by full faith and credit GNMA mortgages are considered eligible. Ordinarily at least 65% of the Portfolio's assets will be invested in direct U.S. Treasury obligations. Such obligations may include STRIPS issued by the U.S. Treasury which represent either future interest or principal payments. STRIPS are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Fund may also invest in other full faith and credit obligations of the U.S. Government, including securities issued by the Agency for International Development, General Services Administration, GNMA, Rural Electrification Administration, Small Business Administration, Federal Financing Bank and others. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell securities on a "when-issued" or a "forward commitment" basis as described under "American AAdvantage Balanced Fund."

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.

     Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays (including, in some cases, payments to the Manager) lending fees and related expenses from this interest or fee income. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. See the SAI for further information regarding loan transactions.

     A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good

                                                                      PROSPECTUS
financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

     Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and resold to qualified institutional buyers under Rule 144A of the Securities Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Money Market Portfolios will not invest more than 10% (and the Variable NAV Funds' respective Portfolios, no more than 15%) of their respective net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.

     Because it is not possible to predict with assurance exactly how this market for Section 4(2) securities offered and sold under Rule 144A will develop, the AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in these securities, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. No Portfolio, other than the Limited-Term Income Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Limited-Term Income Fund for the fiscal year ended October 31, 1995 was 183%. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions and may result in a greater number of taxable transactions.

     The Money Market Portfolios and the Limited-Term Income Portfolio normally will not incur any brokerage commissions on their transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as

PROSPECTUS
principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Manager has sponsored traditionally structured funds and, therefore, has limited experience with funds that invest all their assets in a separate portfolio.

     The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

     The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

                                                                      PROSPECTUS

     The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Fund.

     See "Management and Administration of the Trust" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices,
(4) the Funds' shares, including the rights and liabilities of its shareholders,
(5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restrictions are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and the Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.

PROSPECTUS

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy.

The following non-fundamental investment restrictions may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board. No Portfolio may:

    - Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if more than 5% of the Portfolio's total assets would be invested in such securities. This limitation does not apply with regard to collateralized trust securities.

    - Invest more than 15% (or, with respect to any Money Market Portfolio, 10%) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

YIELDS AND TOTAL RETURNS

From time to time each class of the Money Market Funds may advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund may also quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Each class of a Fund has different expenses which will impact its performance.

                                                                      PROSPECTUS

     Advertised yields for the Institutional and PlanAhead Classes of the Variable NAV Funds will be computed by dividing the net investment income per share earned by the applicable class during the relevant time period by the maximum offering price per share for that class on the last day of the period. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, each class of the Limited-Term Income Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of each class of this Fund. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUST

FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended October 1, 1995, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated October 1, 1995 that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. The assets of the corresponding Portfolios of the Balanced Fund, the Growth and Income Fund and the International Equity Fund are allocated by the Manager among one or more investment advisers designated for that Fund. See "Investment Advisers." The Manager serves as the sole investment adviser to the corresponding Portfolios of the Limited-Term Income Fund and the Money Market Funds. In addition, with the exception of the International Equity Fund, if so requested by any investment adviser, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in short-term obligations of the type permitted for investment by the Money Market Portfolios. As of December 31, 1995, the Manager had assets under management totaling approximately $13.7 billion including approximately $4.5 billion under active management and $9.2 billion as named fiduciary or fiduciary adviser. Of the total, approximately $10.1 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.

PROSPECTUS

     The Manager provides the Trusts with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also develops the investment programs for each Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.

     The Manager bears the expense of providing the above services and pays the fees of the investment advisers of the Funds and their Portfolios. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.15% of the net assets of the Money Market Portfolios, (2) 0.25% of the net assets of the Limited-Term Income Portfolio,
(3) 0.10% of the net assets of the other Portfolios, plus (4) all fees payable by the Manager to the AMR Trust's investment advisers as described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust. The Manager is compensated through the Administrative Services Agreement as described below for other services provided.

     Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the independent Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

     The Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities

                                                                      PROSPECTUS
for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

     A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

FUND ADVISORY AGREEMENTS -- Each investment adviser has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and their corresponding Portfolios. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. Except for the Money Market Portfolios and the Limited-Term Income Portfolio, the assets of each Portfolio are allocated among the investment advisers designated for that Portfolio and described in this Prospectus in "Investment Advisers." All new investment advisers are subject to approval by the Board and the AMR Trust Board and are currently subject to approval by the shareholders/interest holders of the applicable Fund or Portfolio. However, there is currently pending with the Securities and Exchange Commission an application for an exemptive order which, if granted, would permit the hiring of investment advisers and the modification of the fund advisory agreements solely on the Boards' approval and without prior approval of shareholders or interest holders. Should the exemptive order be granted, a Portfolio may rely upon the order only if a majority of the applicable Portfolio's interest holders approve such a motion to be presented at a meeting of shareholders on or about March 26, 1996. The Manager recommends investment advisers to the Board and the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

     Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board and the Manager, these parties do not evaluate the investment merits of specific securities

PROSPECTUS
transactions. As compensation for its services, each investment adviser is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.

ADMINISTRATIVE SERVICES AGREEMENT -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. As compensation for these services, the Manager receives an annualized fee of 0.25% of the net assets of the Institutional Class of the Variable NAV Funds and 0.05% of the net assets of the Institutional Class of the Money Market Funds. The fee is payable quarterly in arrears.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas 75205, serves as the principal underwriter of the Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds and as transfer agent for the Institutional Class. THE CHASE MANHATTAN BANK N.A., New York, New York, acts as subcustodian for the International Equity Portfolio.

INDEPENDENT AUDITOR -- The independent auditor for the Trust and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

INVESTMENT ADVISERS

Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio, except for the Money Market Funds and their corresponding Portfolios, whose sole investment adviser is the Manager. References to the investment advisers retained by a Portfolio also apply to the corresponding Fund. Except for the Manager, none of the investment advisers provides any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Trust, the AMR Trust or the Manager.

     William F. Quinn has served as President of the Manager since it was founded in 1986 and Nancy A. Eckl currently serves as Vice President-Trust Investments of the Manager. She previously served as Vice President-Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and their corresponding Portfolios. These responsibilities include oversight of the investment

                                                                      PROSPECTUS
advisers, regular review of each adviser's performance and asset allocations among investment advisers.

     Michael W. Fields is responsible for the portfolio management oversight of the Limited-Term Income Fund and its corresponding Portfolio. Mr. Fields has been with the Manager since it was founded in 1986 and currently serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Limited-Term Income Portfolio. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President of Institutional Fixed Income Sales at Merrill Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994. Mr. Mayer has had portfolio management responsibility for the Fund since August 1995.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty-five investment management companies, including Barrow. As of December 31, 1995, Barrow had discretionary investment management authority with respect to approximately $16.3 billion of assets, including approximately $1.4 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to .30% on the first $200 million in AMR Trust assets under its discretionary management,
 .20% on the next $300 million, .15% on the next $500 million, and .125% on assets over $1 billion.

     BRANDYWINE ASSET MANAGEMENT, INC., 201 North Walnut Street, Wilmington, Delaware 19801, is a privately held professional investment counseling firm founded in 1986. As of December 31, 1995, Brandywine had assets under management totaling approximately $4.7 billion, including approximately $124 million of assets of AMR and its subsidiaries and affiliated entities. If approved by interest holders of the Balanced Portfolio and the Growth and Income Portfolio at a meeting of shareholders and other investors of the Portfolios to be held on or about March 26, 1996, Brandywine will serve as an investment adviser to those Portfolios. For its services to the Balanced Portfolio and the Growth and Income Portfolio, the Manager will pay Brandywine an annualized fee equal to .225% and
 .25%, respectively, of the average daily net assets of each Portfolio allocated to Brandywine for management.

    BOATMEN'S TRUST COMPANY, 100 N. Broadway, St. Louis, Missouri 63178, is a professional trust and investment advisory firm founded in 1889 and has been providing investment services since the 1930s. Boatmen's is a wholly owned subsidiary of Boatmen's Bancshares, Inc. As of December 31, 1995, Boatmen's had assets under

PROSPECTUS
management totaling approximately $45 billion, including approximately $140 million of assets of AMR and its subsidiaries and affiliated entities. If approved by interest holders of the Balanced Portfolio and the Growth and Income Portfolio at a meeting of shareholders and other investors of the Portfolios to be held on or about March 26, 1996, Boatmen's will serve as an investment adviser to those Portfolios, although the Manager does not presently intend to allocate assets to Boatmen's. For its services to the Balanced Portfolio and the Growth and Income Portfolio, the Manager will pay Boatmen's an annualized fee equal to .25% of the average daily net assets of each Portfolio allocated to Boatmen's for management.

     CAPITAL GUARDIAN TRUST COMPANY, 333 South Hope Street, Los Angeles, California 90071, is a California state chartered trust company which was formed in 1968. The firm is a wholly owned subsidiary of The Capital Group, Inc., a company whose subsidiaries provide investment management and related financial services. Capital managed approximately $49.5 billion in assets as of December 31, 1995, which included approximately $684 million of assets of AMR and its subsidiaries and affiliated entities. Capital serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Capital. If Brandywine is approved as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio, the Manager intends to allocate a portion of the assets managed by Capital to Brandywine. The Manager pays Capital an annualized fee equal to .50% of the first $20 million of AMR Trust assets under its discretionary management, .35% of the next $30 million of assets, and .225% of all excess assets for the Growth and Income Portfolio and .20% of all excess assets for the Balanced Portfolio. However, a 5% fee reduction applies to assets between $500 million and $750 million, a 7.5% fee reduction on assets between $750 million and $1 billion and a 10% fee reduction on assets over $1 billion. The reduction is applied to the overall effective fee rate for all assets managed by Capital.

     GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty-five investment management companies, including GSB. As of December 31, 1995, GSB managed approximately $2.9 billion of assets, including approximately $611 million of assets of AMR and its subsidiaries and affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million, and .15% on all excess assets.

     HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley, who are the firm's founding General Partners.

                                                                      PROSPECTUS

Assets under management as of December 31, 1995 were approximately $9.0 billion, which included approximately $988 million of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio. The advisory contract provides for the Manager to pay Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets,
 .30% on the next $50 million of assets and .20% of all excess AMR Trust assets managed by Hotchkis and Wiley.

     INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1995, including funds managed for its parent company, were approximately $21.4 billion, which included approximately $820 million of assets of AMR and its subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets, and .20% of all excess assets.

     MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 1221 Avenue of the Americas, New York, New York 10020, is a wholly owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1995, MSAM had assets under management totaling approximately $55.2 billion, including approximately $40.1 billion under active management and $15.1 billion as named fiduciary or fiduciary adviser. As of December 31, 1995, MSAM had investment authority over approximately $404 million of assets of AMR and its subsidiaries and affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays MSAM an annual fee equal to .80% of the first $25 million in AMR Trust assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% on all excess assets.

     ROWE PRICE-FLEMING INTERNATIONAL, INC., 100 East Pratt Street, Baltimore, Maryland 21202, is a professional investment counseling firm founded in 1979. Fleming is a joint venture owned entirely by its three parent companies, T. Rowe Price, Robert Fleming and Jardine Fleming. As of December 31, 1995, Fleming had assets under management totaling approximately $22.2 billion, including approximately $197 million of assets of AMR and its subsidiaries and affiliated entities. If approved by interest holders of the International Equity Portfolio at a meeting of shareholders and other investors of the Portfolio to be held on or about March 26, 1996, Fleming will serve as an investment adviser of the Portfolio, although the Manager does not presently intend to allocate assets to Fleming. For its services to the International

PROSPECTUS

Equity Portfolio when total assets under Fleming's management are less than $200 million, the Manager will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and 0.50% on amounts over $50 million. When assets under Fleming's management exceed $200 million but are less than $500 million, the Manager will pay Fleming an annualized fee equal to 0.50% on all assets. When assets under Fleming's management exceed $500 million but are less than $750 million, the Manager will pay an annualized fee equal to 0.45% on all assets, and when assets exceed $750 million, the Manager will pay Fleming a flat fee of 0.40% on all assets. When asset levels are between $184 million and $200 million, Fleming will pay the Manager a sliding credit to adjust for the difference between the two fee schedules. The credit is determined by pro-rating the difference between the original tiered fee and the flat fee ($80,000 per annum at all asset levels) over the difference between $200 million and the current asset size for billing purposes.

     TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1995, Templeton had discretionary investment management authority with respect to approximately $14.4 billion of assets, including approximately $288 million of assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays Templeton an annualized fee equal to .50% of the first $100 million in AMR Trust assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.

     Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.

PURCHASE, REDEMPTION AND VALUATION OF SHARES

PURCHASING SHARES OF THE TRUST -- Institutional Class shares are offered without a sales charge to institutions -- including bank trust departments acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which the bank acts as agent or fiduciary); endowment funds and charitable foundations; employee welfare plans which are tax-exempt under
Section 501(c)(9) of the Internal Revenue Code of 1986, as amended ("Code"); qualified pension and profit sharing

                                                                      PROSPECTUS
plans, and cash or deferred arrangements under Section 401(k) of the Code; corporations; and others who make an initial investment of at least $2 million. However, the Manager may waive this minimum investment requirement. In addition, investors with less than $2 million currently can invest in the Funds indirectly through certain institutions which may charge the investor an additional fee for their services.

     Trust shares are sold without a sales charge at the net asset value next determined after the acceptance of a purchase order. Shares of the Variable NAV Funds are offered and purchase orders accepted until 4:00 p.m. Eastern time on each day on which the New York Stock Exchange (the "Exchange") is open for trading and the custodian/transfer agent is open for business ("Business Day"). Shares of the Money Market Fund are offered and orders accepted until 3:00 p.m. Eastern time on each day on which the Federal Reserve and the custodian/transfer agent are open for business ("Money Market Business Day"). Shares are offered and orders are accepted for the Municipal Money Market Fund until 12:00 p.m. Eastern time and for the U.S. Treasury Money Market Fund until 12:30 p.m. Eastern time on each Money Market Business Day. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

     Institutional Class shares may be purchased and redeemed as follows:

BY WIRE -- Purchases may be made by wiring funds. If opening a new account, an investor should first forward a completed new account application to the Manager at P.O. Box 619003, MD 5645, DFW Airport, TX 75261-9003 or by facsimile to (817) 967-0768. To ensure prompt receipt of a transmission by wire, the investor should: telephone the transfer agent at (214) 508-5038 or (800) 658-5811 and specify the Fund whose shares are to be purchased; provide the name, address, telephone number and account number of the investor; and identify the amount being wired and by which bank. The transfer agent will provide the investor with an account number. The investor should instruct its bank to designate the account number and transmit the federal funds to: Federal Reserve Bank, Dallas, for NationsBank of Texas, N.A. ABA Routing #111-000-025, Corporate Trust Suspense Account No. 0180019810, reference American AAdvantage Funds, attention:
Fund Account Services.

BY DEPOSITING SECURITIES -- Shares of a Fund may be purchased in exchange for an investor's securities if the securities are acceptable to that Fund's corresponding Portfolio and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must first contact the Manager and acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. The investor must represent that all such securities offered to any Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Manager will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Manager. Securities accepted by a Fund must have a readily ascertainable value as evidenced by a listing on the Exchange, American Stock Exchange or Nasdaq. Securities are valued in

PROSPECTUS
the manner described for valuing Portfolio assets in the section entitled "Valuation of Shares." Acceptance of such orders may occur on any day during the five-day period afforded the Manager to review the acceptability of the securities. Upon notice of acceptance of such orders, the securities must be delivered in fully negotiable form within three days. The Manager will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange, depending upon the adjusted tax basis and value of the securities tendered. A Fund will accept securities in this manner only for purposes of investment by its corresponding Portfolio, and not for resale.

BY MAIL -- Share purchases of any Fund may be made by mail by sending a check or other negotiable bank draft payable to the applicable Fund to "NationsBank of Texas, N.A., 11th Floor, Elm Place, P.O. Box 830840, Dallas, Texas 75283-0840,
Attn.: American AAdvantage Funds -- Institutional Class." An additional purchase of shares should be accompanied by the shareholder's account number. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

REDEMPTION OF SHARES -- Variable NAV Fund shares may be redeemed on any Business Day by writing directly to NationsBank of Texas, N.A. at the address above under "Purchasing Shares of the Trust -- By Mail." Shares of the Money Market Funds may be redeemed on any Money Market Business Day by writing to the same address. The redemption price will be the net asset value per share next determined after receipt by NationsBank of Texas, N.A. of all required documents in good order. "Good order" means that the request must include a letter of instruction or stock assignment specifying the number of shares or dollar amount to be redeemed, signed by an authorized signatory for the owners of the shares in the exact names in which they appear on the account, and accompanied by such other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, IRAs and welfare, pension and profit-sharing plans. In addition, any share certificates being redeemed must be returned duly endorsed or accompanied by a stock assignment with signatures guaranteed by a bank, trust company or member of a recognized stock exchange.

     Payment for redeemed shares will be made in cash within seven days after the receipt of a redemption request in good order. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (a) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), or when trading on the Exchange is restricted, (b) at such time as an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Funds' shareholders. Shares purchased by check may not be redeemed until the funds have cleared, which may take up to 15 days. Although the

                                                                      PROSPECTUS

Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.

DISTRIBUTION OF TRUST SHARES -- Shares are distributed through the Funds' principal underwriter, BTS. BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses other than those related to Platinum Class shares. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.

VALUATION OF SHARES -- The net asset value of each share (share price) of the Variable NAV Funds is determined as of 4:00 p.m. Eastern time on each Business Day and the net asset value of each share of the Money Market Funds is determined as of 4:00 p.m. Eastern time on each Money Market Business Day. The net asset value of shares of the Institutional Class will be determined based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and the dividends payable for each class of shares may be different. Additionally, the Variable NAV Funds may compute differing share prices as a result of Class Expenses.

     Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the Board. Over-the-counter equity securities are valued on the basis of the last bid price

PROSPECTUS
on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Portfolio obligations held by the Money Market Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. Investment grade short-term obligations with 60 days or less to maturity held by all other Portfolios also are valued using the amortized cost method as described in the SAI.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, the Growth and Income Fund and the International Equity Fund normally are declared annually. Dividends consisting of substantially all of the net investment income of the Limited-Term Income Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the opening of business on the day on which declared. A Fund's net investment income attributable to the Institutional Class will consist of that class's pro rata share of the Fund's share of dividends and interest (including discount) accrued on the securities held by its corresponding Portfolio, less applicable expenses of the Fund and the Portfolio attributable to the Institutional Class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally will be made annually.

     All of each Money Market Fund's net investment income and net short-term capital gain, if any, generally is declared as dividends on each Money Market Business Day immediately prior to the determination of the net asset value. Dividends generally will be paid on the first Money Market Business Day of the following month. Each Money Market Fund's net investment income attributable to the Institutional Class will consist of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities, less amortization of premium and estimated expenses of both the Portfolio and the Fund attributable to the Institutional Class. The Money Market Portfolios do not expect to realize net

                                                                      PROSPECTUS
capital gain and, therefore, the Money Market Funds do not foresee paying any capital gain distributions. If any Money Market Fund (either directly or indirectly through its corresponding Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

     Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's Institutional Class shares will be automatically declared and paid in additional Institutional Class shares of that Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.

TAX INFORMATION -- Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

     Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources.

     Some foreign countries may impose withholding taxes on certain dividends payable to the International Equity Portfolio. The International Equity Fund's share of any such tax withheld may either be treated by that Fund as a deduction or, if it

PROSPECTUS
satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.

     A portion of the income dividends paid by the Balanced Fund and the Growth and Income Fund is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the respective Fund's aggregate dividends received from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the AMT. The International Equity Fund's dividends will most likely not qualify for the dividends-received deduction because none of the dividends received by that Fund are expected to be paid by U.S. corporations.

     Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to tax under state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

     Redemption of Fund shares (other than shares of the Money Market Funds) may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares. If shares of a Fund are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     If shares are purchased shortly before the record date for a dividend (other than an exempt-interest dividend) or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) (and for the International Equity Fund, if it satisfies the requirements and makes the election referred to above, their share of that Fund's share of any foreign taxes paid by the International Equity Portfolio) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends

                                                                      PROSPECTUS

(and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends.

     Each Fund is required to withhold 31% of all taxable dividends, and, for all Funds other than the Money Market Funds, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION

The Trust currently is comprised of eight separate investment portfolios. Each Fund is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable.

     On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

     As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

PROSPECTUS

    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1996:

AMERICAN AADVANTAGE BALANCED FUND
    AMR Corporation and subsidiary companies and Employee Benefit Trusts
    thereof                                                                  68%

AMERICAN AADVANTAGE GROWTH AND INCOME FUND
    AMR Corporation and subsidiary companies and Employee Benefit Trusts
    thereof                                                                  90%

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
    AMR Corporation and subsidiary companies and Employee Benefit Trusts
    thereof                                                                  88%

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND
    Retirement Advisors of America, Inc.                                     40%
    AMR Corporation and subsidiary companies and Employee Benefit Trusts
    thereof                                                                  36%

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND
    Southwest Securities, Inc.                                               99%

AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND
    Southwest Securities, Inc.                                               74%

SHAREHOLDER COMMUNICATIONS

Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003, or by calling (800) 388-3344.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY INSTITUTIONAL CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class, Platinum Class, American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund, American AAdvantage Limited-Term Income Fund, American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund, American AAdvantage U.S. Treasury Money Market Fund are service marks of AMR Investment Services, Inc.

                                                                      PROSPECTUS

                                   [LOGO]


                           - Institutional Class -
                               P.O. Box 619003
                      Dallas/Fort Worth Airport, Texas
                                 75261-9003
                               (800) 967-9009

                           - PlanAhead Class -(SM)
                                P.O. Box 4580
                        Chicago, Illinois 60680-4580
                               (800) 388-3344

                           - Platinum Class -(SM)
                               P.O. Box 619003
                      Dallas/Fort Worth Airport, Texas
                                 75261-9003
                               (800) 967-9009

THIS PROSPECTUS contains important information about the PlanAhead Class of the AMERICAN AADVANTAGE FUNDS ("Trust"), an open-end management investment company which consists of multiple investment portfolios. This prospectus pertains only to the seven funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THAT FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. PlanAhead Class shares are available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts, and self-employed individual retirement plans. Investors should read this Prospectus carefully before making an investment decision and retain it for future reference.

IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 800-423-7526. For further information about the PlanAhead Class or for information on the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.

AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

MARCH 1, 1996


[LOGO]

AMERICAN

AAdvantage
 Funds(R)

-PlanAhead Class-(SM)

BALANCED FUND

GROWTH AND INCOME FUND

INTERNATIONAL EQUITY FUND

LIMITED-TERM INCOME FUND

MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND

U.S. TREASURY MONEY MARKET FUND

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).

The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).

The AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND(SM) ("Limited-Term Income Fund") seeks income and capital appreciation by investing all of its investable assets in the Limited-Term Income Portfolio of the AMR Trust ("Limited-Term Income Portfolio") which in turn primarily invests in debt obligations.

The AMERICAN AADVANTAGE MONEY MARKET FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND(SM) ("U.S. Treasury Money Market Fund") (collectively, the "Money Market Funds") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of its investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Treasury Money Market Portfolio of the AMR Trust ("U.S. Treasury Money Market Portfolio"), respectively (collectively the "Money Market Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Treasury Money Market Portfolio invests exclusively in obligations backed by the full faith and credit of the U.S. Government and in repurchase agreements that are collateralized by U.S. Government full faith and credit obligations.

    Under a Hub and Spoke(R)(1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly

---------------

(1) Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

PROSPECTUS
acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.

--------------------------------------------------------------------------------
   TABLE OF FEES AND EXPENSES...    3
   FINANCIAL HIGHLIGHTS.........    4
   INTRODUCTION.................   11
   INVESTMENT OBJECTIVES,
     POLICIES AND RISKS.........   12
   INVESTMENT RESTRICTIONS......   27
   YIELDS AND TOTAL RETURNS.....   28
   MANAGEMENT AND ADMINISTRATION
     OF THE TRUST...............   28
   INVESTMENT ADVISERS..........   32
   HOW TO PURCHASE SHARES.......   37
   HOW TO REDEEM SHARES.........   38
   RETIREMENT ACCOUNTS..........   40
   EXCHANGE PRIVILEGE...........   41
   DISTRIBUTION OF TRUST
     SHARES.....................   41
   VALUATION OF SHARES..........   41
   DIVIDENDS, OTHER
     DISTRIBUTIONS AND TAX
     MATTERS....................   42
   GENERAL INFORMATION..........   45
   SHAREHOLDER COMMUNICATIONS...   47

--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

Annual Operating Expenses (as a percentage of average net assets):

                                                                                                                    U.S.
                                                    GROWTH      INTER-      LIMITED-                MUNICIPAL     TREASURY
                                                     AND       NATIONAL       TERM       MONEY        MONEY        MONEY
                                       BALANCED     INCOME      EQUITY       INCOME      MARKET      MARKET        MARKET
                                         FUND        FUND        FUND         FUND        FUND        FUND          FUND
Management Fees(1)                       0.28%       0.28%       0.43%        0.20%       0.15%        0.15%        0.15%
12b-1 Fees                               0.00        0.00        0.00         0.00        0.00         0.00         0.00
Other Expenses (after fee waivers)(2)    0.71        0.71        0.80         0.65        0.40         0.53         0.45
                                         ----         ---        ----         ----         ---         ----         ----
Total Operating Expenses (after fee
waivers)(3)                              0.99%       0.99%       1.23%        0.85%       0.55%        0.68%        0.60%
                                         ====        ====        ====         ====        ====         ====         ====

(1) The "Management Fee" represents those investment advisory fees paid to the Manager and the investment advisers.

(2) "Other Expenses" before fee waivers are estimated to be 0.75% for the Balanced Fund and the Growth and Income Fund, 0.78% for the Limited-Term Income Fund and 0.68% for the Municipal Money Market Fund.

(3) "Total Operating Expenses" before fee waivers are estimated to be 1.03% for the Balanced Fund and the Growth and Income Fund, 0.98% for the Limited-Term Income Fund and 0.83% for the Municipal Money Market Fund.

    The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

                                                                      PROSPECTUS

EXAMPLES

A PlanAhead Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

                                                 1 YEAR          3 YEARS         5 YEARS         10 YEARS
Balanced Fund                                      $10             $32             $55             $ 121

Growth and Income Fund                              10              32              55               121

International Equity Fund                           13              39              68               149

Limited-Term Income Fund                             9              27              47               105

Money Market Fund                                    6              18              31                69

Municipal Money Market Fund                          7              22              38                85

U.S. Treasury Money Market Fund                      6              19              33                75

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the PlanAhead Class of a Fund. Additional information may be found under "Management and Administration of the Trust" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.

PROSPECTUS

                         (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                   BALANCED FUND
                   ----------------------------------------------------------------------------------------------------------
                        PLANAHEAD CLASS                                         INSTITUTIONAL CLASS
                   --------------------------     ---------------------------------------------------------------------------
                   YEAR ENDED    PERIOD ENDED                                  YEAR ENDED OCTOBER 31,
                   OCTOBER 31,   OCTOBER 31,      ---------------------------------------------------------------------------
                   1995(4)(5)     1994(1)(3)     1994(3)    1993        1992        1991       1990(2)      1989        1988
                   ----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period    $12.35     $12.35        $13.23     $11.99      $11.60       $9.87      $11.05      $10.13       $9.08
                       ------     ------        ------     ------      ------       -----      ------      ------       -----
Income from
investment
operations:
 Net investment
  income                 0.54       0.12          0.57       0.49        0.55        0.58        0.57        0.53        0.56
 Net gains
  (losses) on
  securities
  (both realized
  and unrealized)        1.67      (0.12)        (0.54)      1.57        0.41        1.79       (1.18)       0.90        0.73
                       ------     ------        ------     ------      ------       -----      ------      ------       -----
Total from
investment
operations               2.21       0.00          0.03       2.06        0.96        2.37       (0.61)       1.43        1.29
                       ------     ------        ------     ------      ------       -----      ------      ------       -----
Less distributions:
 Dividends from net
  investment income     (0.52)        --         (0.56)     (0.52)      (0.56)      (0.64)      (0.51)      (0.51)      (0.24)
 Distributions from
  net realized gains
  on securities         (0.14)        --         (0.34)     (0.30)      (0.01)         --       (0.06)         --          --
                       ------     ------        ------     ------      ------       -----      ------      ------       -----
Total distributions     (0.66)        --         (0.90)     (0.82)      (0.57)      (0.64)      (0.57)      (0.51)      (0.24)
                       ------     ------        ------     ------      ------       -----      ------      ------       -----
 Net asset value,
  end of period        $13.90     $12.35        $12.36     $13.23      $11.99      $11.60       $9.87      $11.05      $10.13
                       ======     ======        ======     ======      ======      ======       =====      ======      ======
Total return
(annualized)(6)         19.06%     (0.16%)(7)    (0.08%)    19.19%       8.75%      25.35%      (5.24%)     15.49%      14.63%
                       ======     ======        ======     ======      ======      ======       =====      ======      ======
Ratios/supplemental
 data:
 Net assets, end
  of period
  (in thousands)       $5,450      $ 528      $222,873   $532,543    $370,087    $311,906    $233,702    $210,119    $147,581
 Ratios to average
  net assets(8)(9)
  (10)(11):
  Expenses               0.99%      0.92%         0.36%      0.34%       0.35%       0.37%       0.44%       0.47%       0.52%
  Net investment
   income                3.70%      4.04%         4.77%      4.91%       5.31%       6.06%       6.50%       6.32%       6.25%
 Portfolio
  turnover rate            73%        48%           48%        83%         80%         55%         62%         78%         77%



                                PERIOD ENDED
                                 OCTOBER 31,
                                   1987(1)
                                -------------

Net asset value,
beginning of period                $10.00
                                   ------
Income from
investment
operations:
 Net investment
  income                             0.16
 Net gains
  (losses) on
  securities
  (both realized
  and unrealized)                   (1.08)
                                   ------
Total from
investment
operations                          (0.92)
                                   ------
Less distributions:
 Dividends from net
  investment income                    --
 Distributions from
  net realized gains
  on securities                        --
                                   ------
Total distributions                    --
                                   ------
 Net asset value,
  end of period                     $9.08
                                   ======
Total return
(annualized)(6)                    (31.84%)
                                   ======
Ratios/supplemental
 data:
 Net assets, end
  of period
  (in thousands)                 $118,985
 Ratios to average
  net assets(8)(9)
  (10)(11):
  Expenses                           0.45%
  Net investment
   income                            5.59%
 Portfolio
  turnover rate                        17%

 (1) The Balanced Fund commenced active operations on July 17, 1987. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the Balanced Fund were designated as Institutional Class shares.
 (2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.
 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
 (4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.
 (5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.
 (6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
 (7) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.
 (8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.
 (9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(10) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 0.99% and 3.96%, respectively, for the period ended October 31, 1994 and 1.09% and 3.60%, respectively, for the year ended October 31, 1995.
(11) Annualized.

                                                                      PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 GROWTH AND INCOME FUND
                       ----------------------------------------------------------------------------------------------------------
                            PLANAHEAD CLASS                                      INSTITUTIONAL CLASS
                       --------------------------  ------------------------------------------------------------------------------
                       YEAR ENDED    PERIOD ENDED                               YEAR ENDED OCTOBER 31,
                       OCTOBER 31,    OCTOBER 31,  ------------------------------------------------------------------------------
                         1995(5)      1994(1)(4)   1994(4)      1993       1992(3)      1991       1990(2)      1989        1988
                       ----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period       $14.17       $13.99      $14.63      $12.79      $12.10       $9.47      $11.59       $9.96       $8.30
                          ------       ------      ------      ------      ------       -----      ------       -----       -----
Income from investment
operations:
 Net investment income      0.40         0.05        0.43        0.36        0.39        0.42        0.42        0.42        0.42
 Net gains (losses) on
  securities (both
  realized and
  unrealized)               2.22         0.13        0.08        2.21        0.77        2.70       (1.94)       1.59        1.40
                          ------       ------      ------      ------      ------       -----      ------       -----       -----
Total from investment
operations                  2.62         0.18        0.51        2.57        1.16        3.12       (1.52)       2.01        1.82
                          ------       ------      ------      ------      ------       -----      ------       -----       -----
Less distributions:
 Dividends from net
  investment income        (0.44)          --       (0.41)      (0.37)      (0.39)      (0.49)      (0.43)      (0.38)      (0.16)
 Distributions from net
  realized gains on
  securities               (0.54)          --       (0.54)      (0.36)      (0.08)         --       (0.17)         --          --
                          ------       ------      ------      ------      ------       -----      ------       -----       -----
Total distributions        (0.98)          --       (0.95)      (0.73)      (0.47)      (0.49)      (0.60)      (0.38)      (0.16)
                          ------       ------      ------      ------      ------       -----      ------       -----       -----
Net asset value,
end of period             $15.81       $14.17      $14.19      $14.63      $12.79      $12.10       $9.47      $11.59       $9.96
                          ======       ======      ======      ======      ======      ======       =====      ======       =====
Total return
(annualized)(6)            20.14%        3.21%(7)    3.36%      21.49%      10.00%      33.83%     (13.52%)     20.94%      22.20%
                          ======       ======      ======      ======      ======      ======       =====      ======       =====
Ratios/supplemental
  data:
 Net assets, end
  of period
  (in thousands)          $4,821          $56     $22,737    $477,088    $339,739    $264,628    $182,430    $187,869    $140,073
 Ratios to average
  net assets(8)(9)
  (10)(11):
  Expenses                  0.99%        0.95%       0.33%       0.34%       0.36%       0.37%       0.45%       0.45%       0.53%
  Net investment
   income                   2.23%        1.50%       3.28%       3.12%       3.57%       4.19%       4.49%       4.40%       4.20%
 Portfolio turnover
   rate                       26%          23%         23%         30%         35%         52%         41%         50%         56%


                             PERIOD ENDED
                              OCTOBER 31,
                                1987(1)
                             ------------
Net asset value,
beginning of period             $10.00
                                ------
Income from investment
operations:
 Net investment income            0.10
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                    (1.80)
                                ------
Total from investment
operations                       (1.70)
                                ------
Less distributions:
 Dividends from net
  investment income                 --
 Distributions from net
  realized gains on
  securities                        --
                                ------
Total distributions                 --
                                ------
Net asset value,
end of period                    $8.30
                                ======
Total return
(annualized)(6)                 (58.51%)
                                ======
Ratios/supplemental
  data:
 Net assets, end
  of period
  (in thousands)              $134,796
 Ratios to average
  net assets(8)(9)
  (10)(11):
  Expenses                        0.43%
  Net investment
   income                         3.68%
 Portfolio turnover
   rate                             22%

 (1) The Growth and Income Fund commenced active operations on July 17, 1987. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the Growth and Income Fund were designated as Institutional Class shares.
 (2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.
 (3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.
 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
 (5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.
 (6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
 (7) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.
 (8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.
 (9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(10) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 1.05% and 1.40%, respectively, for the period ended October 31, 1994, and 1.08% and 2.14%, respectively, for the year ended October 31, 1995.
(11) Annualized

PROSPECTUS

                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                               INTERNATIONAL EQUITY FUND
                                   ----------------------------------------------------------------------------------
                                                                          INSTITUTIONAL CLASS
                                        PLANAHEAD CLASS          -------------------------------------
                                   --------------------------
                                   YEAR ENDED   PERIOD ENDED            YEAR ENDED OCTOBER 31,           PERIOD ENDED
                                   OCTOBER 31,   OCTOBER 31,     -------------------------------------    OCTOBER 31,
                                     1995(5)    1994(1)(3)(4)    1994(3)(4)      1993(2)        1992       1991(1)
                                   ----------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.85        $12.61          $12.07        $8.93         $10.13       $10.00
                                      ------        ------          ------        -----         ------       ------
Income from investment
operations:
 Net investment income                  0.24          0.06            0.32         0.17           0.12           --
 Net gains (losses) on
  securities (both realized and
  unrealized)                           0.64          0.18            1.10         3.09          (1.31)        0.13
                                      ------        ------          ------        -----         ------       ------
Total from investment operations        0.88          0.24            1.42         3.26          (1.19)        0.13
                                      ------        ------          ------        -----         ------       ------
Less distributions:
 Dividends from net investment
  income                               (0.21)           --           (0.17)       (0.12)         (0.01)          --
 Distributions from net realized
  gains on securities                  (0.32)           --           (0.45)          --             --           --
                                      ------        ------          ------        -----         ------       ------
Total distributions                    (0.53)           --           (0.62)       (0.12)         (0.01)          --
                                      ------        ------          ------        -----         ------       ------
Net asset value, end of period        $13.20        $12.85          $12.87       $12.07          $8.93       $10.13
                                      ======        ======          ======       ======          =====       ======
Total return (annualized)(6)            7.37%        11.60%(7)       11.77%       36.56%        (12.07%)       5.69%
                                      ======        ======          ======       ======          =====       ======
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)                      $1,456        $  375         $23,115      $66,652        $38,837      $10,536
 Ratios to average net
  assets(8)(9)(10):
  Expenses                              1.33%         1.25%           0.61%        0.78%          1.17%        1.90%(11)
  Net investment income                 2.08%         1.86%           2.74%        2.00%          2.04%        0.38%(11)
 Portfolio turnover rate                  21%           37%             37%          61%            21%           2%

 (1) The International Equity Fund commenced active operations on August 7, 1991. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the International Equity Fund were designated as Institutional Class shares.
 (2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of the close of business on May 21, 1993.
 (3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.
 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
 (5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.
 (6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
 (7) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.
 (8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.
 (9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(10) Annualized.
(11) Estimated based on expected annual expenses and actual average net assets.

                                                                      PROSPECTUS

                          (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                             LIMITED-TERM INCOME FUND
                  ---------------------------------------------------------------------------------------------------------------
                       PLANAHEAD CLASS                                 INSTITUTIONAL CLASS
                  -------------------------    -------------------------------------------------------------------
                  YEAR ENDED   PERIOD ENDED                          YEAR ENDED OCTOBER 31,                          PERIOD ENDED
                   OCTOBER     OCTOBER 31,     -------------------------------------------------------------------    OCTOBER 31,
                   31, 1995     1994(1)(3)     1994(3)       1993         1992      1991(2)      1990       1989       1988(1)
                  ---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of
 period              $9.68         $9.78         $10.23      $10.13       $10.07       $9.76      $9.94     $10.12       $10.00
                     -----         -----         ------      ------       ------      ------      -----     ------       ------
Income from
 investment
 operations:
 Net investment
  income              0.59          0.13           0.52        0.58         0.75        0.83       0.92       0.96         0.64
 Net gains
  (losses) on
  securities (both
  realized and
  unrealized)         0.14         (0.10)         (0.46)       0.15         0.06        0.31      (0.18)     (0.12)        0.05
                     -----         -----         ------      ------       ------      ------      -----     ------       ------
Total from
  investment
operations            0.73          0.03           0.06        0.73         0.81        1.14       0.74       0.84         0.69
                     -----         -----         ------      ------       ------      ------      -----     ------       ------
Less
  distributions:
 Dividends from
  net investment
  income             (0.59)        (0.13)         (0.52)      (0.58)       (0.75)      (0.83)     (0.92)     (1.02)       (0.57)
 Distributions
  from net
  realized gains
  on securities         --            --          (0.10)      (0.05)          --          --         --         --           --
                     -----         -----         ------      ------       ------      ------      -----     ------       ------
Total
  distributions      (0.59)        (0.13)         (0.62)      (0.63)       (0.75)      (0.83)     (0.92)     (1.02)       (0.57)
                     -----         -----         ------      ------       ------      ------      -----     ------       ------
Net asset value,
  end of period      $9.82         $9.68          $9.67      $10.23       $10.13      $10.07      $9.76      $9.94       $10.12
                     =====         =====         ======      ======       ======      ======      =====     ======       ======
Total return
(annualized)(4)(5)    7.83%         0.45%(6)       0.42%       7.20%        7.94%      11.87%      7.51%      7.62%        7.41%
                     =====         =====         ======      ======       ======      ======      =====     ======       ======
Ratios/supplemental
  data:
 Net assets, end
  of period (in
  thousands)        $1,576          $403       $112,141    $238,874     $209,928    $141,629    $83,265    $60,507      $40,855
 Ratios to average
  net
  assets(7)(8)(9)(10):
  Expenses            0.83%         0.79%          0.31%       0.26%        0.27%       0.35%      0.48%      0.59%        0.50%
  Net investment
   income             6.16%         5.10%          5.26%       5.76%        7.40%       8.42%      9.44%      9.77%        8.01%
 Portfolio
  turnover rate        183%           94%            94%        176%         133%        165%       156%       158%         127%

 (1) The Limited-Term Income Fund commenced active operations on December 3, 1987. The PlanAhead Class commenced active operations on August 1, 1994 and at that time existing shares of the Limited-Term Income Fund were designated as Institutional Class shares.
 (2) AMR Investment Services, Inc. began portfolio management of the Limited-Term Income Fund on March 1, 1991 replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.
 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
 (4) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
 (5) Total returns for the PlanAhead Class exclude fees waived by the Manager. Had the class paid such fees, total return for the PlanAhead Class would have been .41% for the periods ended October 31, 1994 and 7.56% for the year ended October 31, 1995.
 (6) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.
 (7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.
 (8) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
 (9) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 1.00% and 4.89%, respectively, for the period ended October 31, 1994, and 1.06% and 5.93%, respectively, for the year ended October 31, 1995.
(10) Annualized.

PROSPECTUS

                       (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 MONEY MARKET FUND
                 ------------------------------------------------------------------------------------------------------------------
                     PLANAHEAD CLASS                                          INSTITUTIONAL CLASS
                 -------------------------     ------------------------------------------------------------------------------------
                 YEAR ENDED   PERIOD ENDED                                    YEAR ENDED OCTOBER 31,
                 OCTOBER 31,  OCTOBER 31,      ------------------------------------------------------------------------------------
                    1995       1994(1)(2)      1994(2)         1993          1992         1991        1990        1989        1988
                 ------------------------------------------------------------------------------------------------------------------
Net asset
  value,
beginning of
period              $1.00        $1.00            $1.00         $1.00         $1.00       $1.00       $1.00       $1.00       $1.00
                    -----        -----            -----         -----         -----       -----       -----       -----       -----
Net investment
income               0.05         0.01             0.04          0.03          0.04        0.07        0.08        0.09        0.08
Less dividends
 from net
 investment
 income             (0.05)       (0.01)           (0.04)        (0.03)        (0.04)      (0.07)      (0.08)      (0.09)      (0.08)
                    -----        -----            -----         -----         -----       -----       -----       -----       -----
Net asset
  value, end of
period              $1.00        $1.00            $1.00         $1.00         $1.00       $1.00       $1.00       $1.00       $1.00
                    =====        =====            =====         =====         =====       =====       =====       =====       =====
Total return
(annualized)         5.60%        3.73%(3)         3.85%         3.31%         4.41%       7.18%       8.50%       9.45%       7.54%
                    =====        =====            =====         =====         =====       =====       =====       =====       =====
Ratios/supplemental
data:
 Net assets,
  end of period
  (in
  thousands)      $41,989          $25       $1,893,144    $2,882,974    $2,223,829    $715,280    $745,405    $385,916    $330,230
 Ratios to
  average net
  assets(4)(5)(6):
  Expenses           0.55%        0.70%            0.21%         0.23%         0.26%       0.24%       0.20%       0.22%       0.28%
  Net
   investment
   income            5.56%        4.42%            3.63%         3.23%         4.06%       6.93%       8.19%       9.11%       7.54%

                   PERIOD
                    ENDED
                 OCTOBER 31,
                   1987(1)
                 -----------
Net asset
  value,
beginning of
period               $1.00
                     -----
Net investment
income                0.01
Less dividends
 from net
 investment
 income              (0.01)
                     -----
Net asset
  value, end of
period               $1.00
                     =====
Total return
(annualized)          6.70%
                     =====
Ratios/suppleme
data:
 Net assets,
  end of period
  (in
  thousands)       $71,660
 Ratios to
  average net
  assets(4)(5)(
  Expenses            0.48%
  Net
   investment
   income             6.78%

(1) The Money Market Fund commenced active operations on September 1, 1987 and on November 1, 1991, the existing shares of the Fund were designated as Institutional Class shares. The PlanAhead Class commenced active operations on August 1, 1994.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.

(4) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.

(5) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

(6) Annualized

                                                                      PROSPECTUS

                        (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                         MUNICIPAL MONEY MARKET FUND                         U.S. TREASURY MONEY MARKET FUND
                    ----------------------------------------  ---------------------------------------------------------------
                                                 INSTIT.                                         INSTITUTIONAL CLASS
                        PLANAHEAD CLASS           CLASS           PLANAHEAD CLASS         -----------------------------------
                    -------------------------   ------------  -------------------------   YEAR ENDED OCTOBER
                    YEAR ENDED   PERIOD ENDED   PERIOD ENDED  YEAR ENDED   PERIOD ENDED            31,           PERIOD ENDED
                    OCTOBER 31,  OCTOBER 31,    OCTOBER 31,   OCTOBER 31,  OCTOBER 31,    ------------------      OCTOBER 31,
                       1995        1994(1)        1994(1)        1995       1994(1)(2)     1994(2)      1993       1992(1)
                    ---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of
  period               $1.00        $1.00          $1.00         $1.00        $1.00        $1.00        $1.00        $1.00
                       -----        -----          -----         -----        -----        -----        -----        -----
Net investment
income                  0.03         0.01           0.02          0.05         0.01         0.04         0.03         0.02
Less dividends
 from net
 investment income     (0.03)       (0.01)         (0.02)        (0.05)       (0.01)       (0.04 )      (0.03)       (0.02)
                       -----        -----          -----         -----        -----        -----        -----        -----
Net asset value,
  end of period        $1.00        $1.00          $1.00         $1.00        $1.00        $1.00        $1.00        $1.00
                       =====        =====          =====         =====        =====        =====        =====        =====
Total return
(annualized)            3.39%        2.35%(4)       2.44%         5.19%        3.58%(4)     3.70 %       3.07%        3.61%
                       =====        =====          =====         =====        =====        =====        =====        =====
Ratios/supplemental
data:
 Net assets, end
   of period (in
   thousands)           $129           $0         $9,736          $530           $0      $67,607     $136,813      $91,453
 Ratios to average
   net
  assets(5)(6)(7):
   Expenses             0.72%        0.77%          0.30%         0.76%        0.75%        0.25%        0.23%        0.27%(8)
   Net investment
     income             3.32%        2.49%          2.38%         5.19%        3.94%        3.44%        2.96%        3.46%(8)

(1) The U.S. Treasury Money Market Fund commenced active operations on March 2, 1992. The PlanAhead Class of the U.S. Treasury Money Market Fund commenced active operations on August 1, 1994. The Institutional Class of the Municipal Money Market Fund commenced active operations on November 10, 1993 and the PlanAhead Class commenced active operations on August 1, 1994.
(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(3) Total returns for the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees during the period ended October 31, 1994, annualized total returns would have been 2.15% for the PlanAhead Class, 2.24% for the Institutional Class and for the year ended October 31, 1995, 3.19% for the PlanAhead Class.
(4) Total return for the period ended October 31, 1994 reflects Institutional Class returns from the beginning of the period through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.
(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(6) Annualized.
(7) Operating results for the Municipal Money Market Fund exclude fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 0.97% and 2.29%, respectively, for the period ended October 31, 1994, and 0.92% and 3.12%, respectively, for the year ended October 31, 1995 for the PlanAhead Class, and 0.50% and 2.18%, respectively, for the Institutional Class for the period ended October 31, 1994.
(8) Estimated based on expected annual expenses and actual average net assets.

PROSPECTUS

INTRODUCTION

    The Trust is an open-end, management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are separate investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund will invest all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. The Manager provides the Portfolios with business and asset management services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. The Balanced Fund, the Growth and Income Fund, the International Equity Fund and the Limited-Term Income Fund (collectively, the "Variable NAV Funds") consist of multiple classes of shares, including the "PlanAhead Class" which is available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts ("IRAs"), and self-employed individual retirement plans ("HR-10 Plans" or "Keogh Plans") and the "Institutional Class," which is primarily for large institutional investors investing at least $2 million in the Funds. The Money Market Funds also consist of multiple classes of shares, including the PlanAhead Class, the Institutional Class and the "Platinum Class" which is available to customers of certain broker-dealers as an investment for cash balances in their brokerage accounts. For further information about the Institutional Class, including eligibility requirements, and the Platinum Class, call (800) 967-9009.

    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and share a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses presently are allocated separately to each class of shares.

    The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. Investment decisions for the Limited-Term Income Portfolio and the Money Market Portfolios are made directly by the Manager. See "Investment Advisers." Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI and by specific investment strategies developed by the Manager.

    PlanAhead Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the

                                                                      PROSPECTUS
next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Board.

AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's or Moody's Investor Services, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers,

PROSPECTUS
may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio and in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.

    The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Fund."

    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" basis and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

                                                                      PROSPECTUS

    The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. If approved by a majority of the interest holders of the Balanced Portfolio at a meeting of shareholders of the Balanced Fund and other investors in the Balanced Portfolio to be held on or about March 26, 1996, Brandywine Asset Management, Inc. ("Brandywine") and Boatmen's Trust Company ("Boatmen's") will be added as investment advisers of the Portfolio. If approved, it is expected that on or about April 1, 1996, Brandywine will replace Capital Guardian Trust Company ("Capital") as an active investment adviser of the Portfolio. The Manager does not expect to allocate assets to Boatmen's at this time. See "Investment Advisers."

AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. The Portfolio may also invest in other investment companies or in cash

PROSPECTUS
and cash equivalents, including obligations that are permitted investments for the Money Market Portfolio, in order to maintain liquidity. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" and on a "forward commitment" basis as described in "American AAdvantage Balanced Fund."

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. If approved by a majority of the interest holders of the Growth and Income Portfolio at a meeting of shareholders of the Growth and Income Fund and other investors in the Growth and Income Portfolio to be held on or about March 26, 1996, Brandywine and Boatmen's will be added as investment advisers of the Portfolio. If approved, it is expected that on or about April 1, 1996, Brandywine will replace Capital as an active investment adviser of the Portfolio. The Manager does not expect to allocate assets to Boatmen's at this time. See "Investment Advisers."

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

    The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

    Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability abroad,

                                                                      PROSPECTUS
including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies; (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes; (8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital; (10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.

    The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

    The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions, or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts also are entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

    The Portfolio also may trade currency futures ("futures") for the same reasons as for entering into forward contracts as set forth above. Futures are traded on U.S. and foreign currency exchanges. The use of futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation;

PROSPECTUS

(2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the futures contracts themselves. The Portfolio may not enter into futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Futures contracts, which are derivatives, are discussed in greater detail in the SAI.

    HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. If approved by a majority of the interest holders of the International Equity Portfolio at a meeting of shareholders of the International Equity Fund and other investors in the International Equity Portfolio to be held on or about March 26, 1996, Rowe Price-Fleming International, Inc. ("Fleming") will be added as an investment adviser to the Portfolio. The Manager does not expect to allocate assets to Fleming at this time. See "Investment Advisers."

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND -- This Fund's investment objective is to realize income and capital appreciation. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks its investment objective by investing all of its investable assets in the Limited-Term Income Portfolio, which invests primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including obligations that are permitted investments for the Money Market Portfolio. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. The Portfolio, at the discretion of the Manager, may retain a security which has been downgraded below the initial investment criteria. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

    Investments in Yankeedollar and Eurodollar bonds, notes and certificates of deposit involve risks that differ from investments in securities of domestic issuers. See "American AAdvantage Money Market Fund" for a description of these risks. The

                                                                      PROSPECTUS

Portfolio also may engage in dollar rolls, or purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."

    The market value of fixed rate securities, and thus the net asset value of this Portfolio's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments should not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.

    Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

    Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid,

PROSPECTUS
in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

    The Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's and the Portfolio's investment objective, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

    Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

    Although investments will not be restricted by the maturity of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar weighted average maturity of one to five years. However, the dollar-weighted average maturity may temporarily be adjusted outside the one to five year period if warranted by market conditions. For example, the average maturity of the Portfolio may be shortened in order to minimize depreciation of capital if the investment adviser anticipates a rise in interest rates. Conversely, the average maturity may be lengthened in order to maximize return if interest rates are expected to decline. In addition, portfolio securities may be actively traded to realize gains (or losses) and increase yields by taking advantage of short-term market variations. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted maturity of the Portfolio, the maturity of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

MONEY MARKET FUNDS -- The investment objectives of the Money Market Funds are to seek current income, liquidity and the maintenance of a stable $1.00 price per share.

                                                                      PROSPECTUS

The Money Market Funds seek to achieve these objectives by investing all of their investable assets in the Money Market Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of the amortized cost valuation method. Obligations in which the Money Market Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Money Market Portfolio will not exceed 90 days. The Manager serves as the sole investment adviser to the Money Market Funds. See "Management and Administration of the Trust."

AMERICAN AADVANTAGE MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two Rating Organizations such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems. The Portfolio also may purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."

    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio will not maintain this concentration.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different

PROSPECTUS
accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and issued by third-party guarantors possessing the highest claims- paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations; (5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to

                                                                      PROSPECTUS
the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.

    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).

    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell obligations on a "when-issued" or "forward commitment" basis, as described under "American AAdvantage Balanced Fund."

    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, the Manager believes this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.

PROSPECTUS

    The Portfolio may also invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.

AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations backed by the full faith and credit of the U.S. Government and repurchase agreements which are collateralized by U.S. Government full faith and credit obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. For this purpose, U.S. Government Agency mortgage-backed securities collateralized exclusively by full faith and credit GNMA mortgages are considered eligible. Ordinarily at least 65% of the Portfolio's assets will be invested in direct U.S. Treasury obligations. Such obligations may include STRIPS issued by the U.S. Treasury which represent either future interest or principal payments. STRIPS are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Fund may also invest in other full faith and credit obligations of the U.S. Government, including securities issued by the Agency for International Development, General Services Administration, GNMA, Rural Electrification Administration, Small Business Administration, Federal Financing Bank and others. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell securities on a "when-issued" basis and on a "forward commitment" basis as described under "American AAdvantage Balanced Fund."

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.

    Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a

                                                                      PROSPECTUS
result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays (including, in some cases, payments to the Manager) lending fees and related expenses from this interest or fee income. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. See the SAI for further information regarding loan transactions.

    A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

    Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and resold to qualified institutional buyers under Rule 144A of the Securities Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios who agree that they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers who make a market in the Section 4(2) securities, thus providing liquidity. The Money Market Portfolios will not invest more than 10% (and Variable NAV Funds' respective Portfolios, no more than 15%) of their respective net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.

PROSPECTUS

    Because it is not possible to predict with assurance exactly how this market for Section 4(2) securities offered and sold under Rule 144A will develop, the AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. No Portfolio, other than the Limited-Term Income Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Limited-Term Income Fund for the fiscal year ended October 31, 1995 was 183%. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions and may result in a greater number of taxable transactions.

    The Money Market Portfolios and the Limited-Term Income Portfolio normally will not incur any brokerage commissions on their transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Manager has sponsored traditionally structured funds and, therefore, has limited experience with funds that invest all their assets in a separate portfolio.

    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale be investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in

                                                                      PROSPECTUS
that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Fund.

    See "Management and Administration of the Trust" for a complete description of the investment management fee and other expenses associated with the Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices,
(4) the Funds' shares, including the rights and liabilities of its shareholders,
(5) additional performance information,

PROSPECTUS
including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restrictions are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and the Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy.

The following non-fundamental investment restrictions may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board. No Portfolio may:

    - Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if more than 5% of the Portfolio's total assets would be invested in such securities. This limitation does not apply with regard to collateralized trust securities.

    - Invest more than 15% (or, with respect to any Money Market Portfolio, 10%) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

                                                                      PROSPECTUS

    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

YIELDS AND TOTAL RETURNS

    From time to time each class of the Money Market Funds may advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund may also quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Each class of a Fund has different expenses which will impact its performance.

    Advertised yields for the PlanAhead and Institutional Classes of the Variable NAV Funds will be computed by dividing the net investment income per share earned by the applicable class during the relevant time period by the maximum offering price per share for that class on the last day of the period. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, each class of the Limited-Term Income Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of each class of this Fund. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUST

FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs. The Manager provides or oversees all administrative, investment

PROSPECTUS
advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended October 1, 1995, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated October 1, 1995 that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. The assets of the corresponding Portfolios of the Balanced Fund, the Growth and Income Fund and the International Equity Fund are allocated by the Manager among one or more investment advisers designated for that Fund. See "Investment Advisers." The Manager serves as the sole investment adviser to the corresponding Portfolios of the Limited-Term Income Fund and the Money Market Funds. In addition, with the exception of the International Equity Fund, if so requested by any investment adviser, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in short-term obligations of the type permitted for investment by the Money Market Portfolios. As of December 31, 1995, the Manager had assets under management totaling approximately $13.7 billion including approximately $4.5 billion under active management and $9.2 billion as named fiduciary or fiduciary adviser. Of the total, approximately $10.1 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.

    The Manager provides the Trusts with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also develops the investment programs for each Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.

    The Manager bears the expense of providing the above services, and pays the fees of the investment advisers of the Funds and their Portfolios. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.15% of the net assets of the Money Market Portfolios, (2) 0.25% of the net assets of the Limited-Term Income Portfolio,
(3) 0.10% of the net assets of the other Portfolios, plus (4) all fees payable by the Manager to the AMR Trust's investment advisers as

                                                                      PROSPECTUS
described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust. The Manager is compensated through the Administrative Services Agreement as described below for other services provided.

    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the independent Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

    A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

FUND ADVISORY AGREEMENTS -- Each investment adviser has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and their corresponding Portfolios. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. Except for the Money Market Portfolios and the Limited-Term Income Portfolio, the assets of each Portfolio are allocated among the investment advisers designated for that Portfolio and described in this Prospectus in "Investment Advisers." All new investment advisers are subject to approval by the Board and the AMR Trust Board and are currently subject to approval by the shareholders/interest holders of the applicable Fund or Portfolio. However, there is currently pending with

PROSPECTUS
the Securities and Exchange Commission an application for an exemptive order which, if granted, would permit the hiring of investment advisers and the modification of the fund advisory agreements solely on the Boards' approval and without prior approval of shareholders or interest holders. Should the exemptive order be granted, a Portfolio may rely upon the order only if a majority of the applicable Portfolio's interest holders approve such a motion to be presented at a meeting of shareholders on or about March 26, 1996. The Manager recommends investment advisers to the Board and the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

    Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board and the Manager, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.

ADMINISTRATIVE SERVICES AGREEMENT -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. As compensation for these services, the Manager receives an annualized fee of 0.25% of the net assets of the PlanAhead Class of the Variable NAV Funds and 0.05% of the net assets of the PlanAhead Class of the Money Market Funds. The fee is payable quarterly in arrears.

SERVICE PLAN -- The PlanAhead Class has adopted a service plan ("Service Plan") which provides that each PlanAhead Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of PlanAhead Class shares including but not limited to payment of shareholder service fees and transfer agency or sub-transfer

                                                                      PROSPECTUS
agency expenses. The fee, which is included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses of this prospectus, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Service Plan. The primary expenses expected to be incurred under the Service Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and discount brokers.

    The Service Plan will continue in effect so long as its continuance is approved at least annually by a majority of the Trustees, including the affirmative votes of a majority of the Trustees of the Board who are not parties to the Service Plan or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. The Service Plan may be terminated with respect to a particular PlanAhead Class at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund's PlanAhead Class.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the Trust.

CUSTODIAN AND TRANSFER AGENT -- The PlanAhead Class transfer agent is GOLDMAN, SACHS & CO. ("Goldman"). NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds. THE CHASE MANHATTAN BANK N.A., New York, New York, acts as subcustodian for the International Equity Portfolio.

INDEPENDENT AUDITOR -- The independent auditor for the Trust and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

INVESTMENT ADVISERS

    Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio, except for the Money Market Funds and their corresponding Portfolios, whose sole investment adviser is the Manager. References to the investment advisers retained by a Portfolio also apply to the corresponding Fund. Except for the Manager, none of the investment advisers provides any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Trust, the AMR Trust or the Manager.

PROSPECTUS

    William F. Quinn has served as President of the Manager since it was founded in 1986, and Nancy A. Eckl currently serves as Vice President - Trust Investments of the Manager. She previously served as Vice President - Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and their corresponding Portfolios. These responsibilities include oversight of the investment advisers, regular review of each adviser's performance and asset allocations among investment advisers.

    Michael W. Fields is responsible for the portfolio management oversight of the Limited-Term Income Fund and its corresponding Portfolio. Mr. Fields has been with the Manager since it was founded in 1986 and currently serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Limited-Term Income Portfolio. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President, Institutional Fixed Income Sales at Merrill, Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994. Mr. Mayer has had portfolio management responsibility for the Fund since August 1995.

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty-five investment management companies, including Barrow. As of December 31, 1995, Barrow had discretionary investment management authority with respect to approximately $16.3 billion of assets, including approximately $1.4 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to .30% on the first $200 million in AMR Trust assets under its discretionary management,
 .20% on the next $300 million, .15% on the next $500 million, and .125% on assets over $1 billion.

    BRANDYWINE ASSET MANAGEMENT, INC., 201 North Walnut Street, Wilmington, Delaware 19801, is a privately held professional investment counseling firm founded in 1986. As of December 31, 1995, Brandywine had assets under management totaling approximately $4.7 billion, including approximately $124 million of assets of AMR and its subsidiaries and affiliated entities. If approved by interest holders of the Balanced Portfolio and the Growth and Income Portfolio at a meeting of shareholders and other investors of the Portfolios to be held on or about March 26, 1996, Brandywine will serve as an investment adviser to those Portfolios. For its services to the Balanced Portfolio and the Growth and Income Portfolio, the Manager will pay

                                                                      PROSPECTUS

Brandywine an annualized fee equal to .225% and .25%, respectively, of the average daily net assets of each Portfolio allocated to Brandywine for management.

    BOATMEN'S TRUST COMPANY, 100 N. Broadway, St. Louis, Missouri 63178, is a professional trust and investment advisory firm founded in 1889 and has been providing investment services since the 1930s. Boatmen's is a wholly owned subsidiary of Boatmen's Bancshares, Inc. As of December 31, 1995, Boatmen's had assets under management totaling approximately $45 billion, including approximately $140 million of assets of AMR and its subsidiaries and affiliated entities. If approved by interest holders of the Balanced Portfolio and the Growth and Income Portfolio at a meeting of shareholders and other investors of the Portfolios to be held on or about March 26, 1996, Boatmen's will serve as an investment adviser to those Portfolios, although the Manager does not presently intend to allocate assets to Boatmen's. For its services to the Balanced Portfolio and the Growth and Income Portfolio, the Manager will pay Boatmen's an annualized fee equal to .25% of the average daily net assets of each Portfolio allocated to Boatmen's for management.

    CAPITAL GUARDIAN TRUST COMPANY, 333 South Hope Street, Los Angeles, California 90071, is a California state chartered trust company which was formed in 1968. The firm is a wholly owned subsidiary of The Capital Group, Inc., a company whose subsidiaries provide investment management and related financial services. Capital managed approximately $49.5 billion in assets as of December 31, 1995, which included approximately $684 million of assets of AMR and its subsidiaries and affiliated entities. Capital serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Capital. If Brandywine is approved as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio, the Manager intends to allocate a portion of the assets managed by Capital to Brandywine. The Manager pays Capital an annualized fee equal to .50% of the first $20 million of AMR Trust assets under its discretionary management, .35% of the next $30 million of assets, and .225% of all excess assets for the Growth and Income Portfolio and .20% of all excess assets for the Balanced Portfolio. However, a 5% fee reduction applies to assets between $500 million and $750 million, a 7.5% fee reduction on assets between $750 million and $1 billion and a 10% fee reduction on assets over $1 billion. The reduction is applied to the overall effective fee rate for all assets managed by Capital.

    GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty-five investment management companies, including GSB. As of December 31, 1995, GSB managed approximately $2.9 billion of assets, including approximately $611 million of assets of AMR and its subsidiaries and affiliated

PROSPECTUS
entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to
 .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million, and
 .15% on all excess assets.

    HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley, who are the firm's founding General Partners. Assets under management as of December 31, 1995 were approximately $9.0 billion, which included approximately $988 million of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio. The advisory contract provides for the Manager to pay Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% on the next $50 million of assets and .20% of all excess AMR Trust assets managed by Hotchkis and Wiley.

    INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1995, including funds managed for its parent company, were approximately $21.4 billion, which included approximately $820 million of assets of AMR and its subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets, and .20% of all excess assets.

    MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 1221 Avenue of the Americas, New York, New York 10020, is a wholly owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. At September 30, 1995, MSAM had assets under management totaling approximately $55.2 billion, including approximately $40.1 billion under active management and $15.1 billion as named fiduciary or fiduciary adviser. As of December 31, 1995, MSAM had investment authority over approximately $404 million of assets of AMR and its subsidiaries and affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays MSAM an annual fee equal to .80% of the first $25 million in AMR Trust assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% on all excess assets.

                                                                      PROSPECTUS

    ROWE PRICE-FLEMING INTERNATIONAL, INC., 100 East Pratt Street, Baltimore, Maryland 21202, is a professional investment counseling firm founded in 1979. Fleming is a joint venture owned entirely by its three parent companies, T. Rowe Price, Robert Fleming and Jardine Fleming. As of December 31, 1995, Fleming had assets under management totaling approximately $22.2 billion, including approximately $197 million of assets of AMR and its subsidiaries and affiliated entities. If approved by interest holders of the International Equity Portfolio at a meeting of shareholders and other investors of the Portfolio to be held on or about March 26, 1996, Fleming will serve as an investment adviser of the Portfolio, although the Manager does not presently intend to allocate assets to Fleming. For its services to the International Equity Portfolio when total assets under Fleming's management are less than $200 million, the Manager will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and 0.50% on amounts over $50 million. When assets under Fleming's management exceed $200 million but are less than $500 million, the Manager will pay Fleming an annualized fee equal to 0.50% on all assets. When assets under Fleming's management exceed $500 million but are less than $750 million, the Manager will pay an annualized fee equal to 0.45% on all assets, and when assets exceed $750 million, the Manager will pay Fleming a flat fee of 0.40% on all assets. When asset levels are between $184 million and $200 million, Fleming will pay the Manager a sliding credit to adjust for the difference between the two fee schedules. The credit is determined by pro-rating the difference between the original tiered fee and the flat fee ($80,000 per annum at all asset levels) over the difference between $200 million and the current asset size for billing purposes.

    TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1995, Templeton had discretionary investment management authority with respect to approximately $14.4 billion of assets, including approximately $288 million of assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays Templeton an annualized fee equal to .50% of the first $100 million in AMR Trust assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.

    Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any

PROSPECTUS
such assets will result in lower overall fee rates being applied to the applicable Portfolio.

HOW TO PURCHASE SHARES

    Shares are sold on a continuous basis. Purchase orders should be directed to the transfer agent either by mail, by pre-authorized investment or by wire as described here and in the chart below. The minimum initial purchase for each Fund is $10,000, except for accounts opened by employees or retirees of AMR Corporation or one of its subsidiaries ("AMR Related Accounts") for which a $5,000 minimum applies. The Funds have no obligation to accept purchase requests or maintain accounts which do not meet minimum purchase requirements. Accounts opened through financial intermediaries may be subject to lower or higher minimums. The minimum for subsequent purchases is $250, except for wire purchases for which a $1,000 minimum applies. The management of the Fund reserves the right to waive or change the minimum investment requirements.

    An order to purchase shares of a Variable NAV Fund will be executed at the next share price calculated on the day on which the New York Stock Exchange (the "Exchange") is open for trading and the custodian and transfer agent are open for business ("Business Day"). Shares of the Variable NAV Funds are offered and purchase orders are accepted until 4:00 p.m. Eastern time on each Business Day. An order to purchase shares of the Money Market Funds will be executed at the Fund's next determined net asset value per share on any day on which the Federal Reserve, the Funds' custodian and Funds' transfer agent are open for business ("Money Market Business Day") and during which federal funds become available to the Fund. Shares are offered and orders are accepted for the Municipal Money Market Fund until 12:00 p.m. Eastern time and for the U.S. Treasury Money Market Fund until 12:30 p.m. Eastern time and for the Money Market Fund until 3:00 p.m. Eastern time, on each Money Market Business Day. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares. "Federal funds" are funds deposited by a commercial bank in an account at a federal reserve bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to a Money Market Fund through its custodian.

OPENING AN ACCOUNT -- A completed and signed PlanAhead Class application is required for each new account opened, regardless of the method chosen for making an initial investment. If assistance is required in filling out the application, or if extra applications are required, call (800) 231-4252. See "Retirement Accounts" for information on opening retirement accounts.

                                                                      PROSPECTUS

HOW TO PURCHASE SHARES

                                    INITIAL                         SUBSEQUENT
                                   INVESTMENT                      INVESTMENTS
MINIMUM                   $10,000 ($5,000 for AMR       $250, ($1,000 for wire transfers)
INVESTMENT                Related Accounts). Shares
                          purchased through financial
                          intermediaries may have
                          lower or higher minimums.
----------------------    ----------------------------  ----------------------------------
INVESTMENTS BY MAIL       Please make check payable to  Please make check payable to the
                          American AAdvantage Funds-    applicable American AAdvantage
MAIL TO:                  PlanAhead Class-Specific      Funds- PlanAhead Class and include
American AAdvantage       Fund (Balanced, Growth and    your account number on the check.
Funds--                   Income, International         Mail to the address printed on
PlanAhead Class           Equity, Limited-Term Income,  your account statement. Include
P.O. Box 4580             Money Market, Municipal       either the detachable form from
Chicago, IL 60680-4580    Money Market or U.S.          your account statement, the
                          Treasury Money Market Fund)   deposit slips provided with your
                          and mail with your            checkbook (if you have a Money
                          application.                  Market account and opted for
                                                        checking) or a letter with the
                                                        account name and number.
----------------------    ----------------------------  ----------------------------------
INVESTMENTS BY            Not available.                Amount is drawn on your bank
PRE-AUTHORIZED                                          checking account and automatically
AUTOMATIC PURCHASE                                      invested on a specific day each
Call (800) 231-4252 to                                  month.
establish.
----------------------    ----------------------------  ----------------------------------
INVESTMENTS BY WIRE       An application must precede   $1,000 minimum
Call (800) 231-4252 to    initial purchase. Indicate
wire funds.               "new" for account number.
------------------------------------------------------------------------------------------

Federal funds should be wired to: State Street Bank & Trust Co., ABA Routing #0110-0002-8; BNF=GSFG/AC-25652520; Attn.: American AAdvantage
Funds -- PlanAhead Class -- Specific Fund (Balanced, Growth and Income, International Equity, Limited-Term Income, Money Market, Municipal Money Market or U.S. Treasury Money Market Fund) together with the account registration and number. Investors will be responsible for any charges assessed by their bank to handle wire transfers.

HOW TO REDEEM SHARES

    Shares of the Variable NAV Funds may be redeemed by telephone, by pre-authorized automatic redemption or by mail on any Business Day. Shares of the Money Market Funds may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Money Market Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to

PROSPECTUS
redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

    A shareholder's account will be charged $12 for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day or Money Market Business Day, as applicable. However, if making immediate payment could affect a Fund adversely, it may take up to seven days to send payment.

    A minimum of $5,000 is required in order to maintain an account in a Fund. Otherwise, a Fund may give a shareholder 60 days' notice to increase the account balance to this level in order to avoid account closure. If a shareholder does not increase the account balance to $5,000 within the 60 day period, the Fund is entitled to close the account and mail the proceeds to the address of record.

    To ensure timely acceptance of a redemption request, please adhere to the following procedures.

REDEEMING BY TELEPHONE -- Shares may be redeemed by telephone if the shareholder's account application reflects authorization for that option. Minimum redemption amounts are $100 for check redemptions and $1,000 for wire redemptions. Telephone redemptions in any 30 day period shall not exceed $25,000 without the express written consent of the Trust. In order to redeem by telephone, investors should call the transfer agent at (800) 231-4252. Redemption proceeds will only be mailed to the address of record or mailed or wired to a commercial bank account designated on the account application.

    By establishing the telephone redemption service, investors authorize the Funds or their agent to act upon verbal instructions to redeem shares for any account for which such service has been authorized. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the transfer agent will employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. For instance, all telephone redemption requests will be recorded and proceeds of telephone redemption requests will only be sent to the address or account designated in the application. Neither the Funds, the Trusts, the Manager, Goldman, or their trustees, directors or officers will be liable for any unauthorized or fraudulent redemption instructions received by telephone. If reasonable procedures as described above are not implemented, these parties may be liable for any loss due to unauthorized or fraudulent transactions. Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods. This service may be amended or terminated at any time by the transfer agent or the Trust without prior notice.

                                                                      PROSPECTUS

REDEEMING BY CHECK -- If an investor elects on the application, shares of the Money Market Funds may be redeemed through the check writing feature. There is no limit on the number of checks written per month and no check redemption fees. Checks must be written in amounts of $100 or more. Check drafts however, are not returned to shareholders. If copies of drafts are required, a service charge of $2 per check will be assessed to the shareholder.

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- PlanAhead Class shareholders can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact the transfer agent at (800) 231-4252.

REDEEMING BY MAIL -- Except for certain intermediary accounts, a letter of instruction may be mailed to Goldman c/o the American AAdvantage
Funds -- PlanAhead Class, P.O. Box 4580, Chicago, IL 60680-4580. It should specify the Fund (Balanced, Growth and Income, International Equity, Limited-Term Income, Money Market, Municipal Money Market or U.S. Treasury Money Market Fund), the number of shares or dollar amount to be redeemed, the shareholder's name and account number. The letter of instruction must be signed by all persons required to sign for the account, exactly as it is registered. For redemptions over $25,000, authorization to send redemption proceeds to an address other than the address of record or to a commercial bank account other than the account designated on the application, or redemptions on an account whose address of record has been changed within thirty days, the letter of instruction must be accompanied by a signature guarantee by a financial institution satisfying the standards established by Goldman.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.

RETIREMENT ACCOUNTS

    Individual retirement accounts, including SEPs and Keoghs, are eligible investors in the PlanAhead Class. State Street Bank generally serves as custodian for retirement accounts in the PlanAhead Class. A special retirement account application is required in order to open this type of account. Each shareholder is charged an administrative fee of $12.00 per year for each retirement account regardless of the number of Funds. To receive a retirement account application, call (800) 423-7526. If you have any questions about establishing this type of account, call Goldman at (800) 231-4252.

PROSPECTUS

EXCHANGE PRIVILEGE

    PlanAhead Class shares which have been registered in a shareholder's name for at least 15 days may be exchanged into shares of the PlanAhead Class of another Fund. A minimum exchange of $250 is required into existing accounts. If a shareholder wishes to establishes a new account in the PlanAhead Class of another Fund by making an exchange, a $10,000 minimum ($5,000 for AMR Related Accounts) is required.

    Except for certain intermediary accounts, shareholders may exchange shares by sending the Funds a written request or by calling Goldman at (800) 231-4252. The exchange will be processed at the next share price calculated after the request is received in good order by the Funds. In establishing a telephone exchange service, shareholders authorize the Funds or their agent to act upon verbal instructions to exchange shares from any account for which such service is authorized to any identically registered PlanAhead Class account(s). Goldman will use reasonable procedures specified by the Funds to confirm that such instructions are genuine such as the recording of all telephone exchange requests. If reasonable procedures as described above are implemented, neither the Funds, the Trusts, the Manager, Goldman, nor their trustees, directors or officers will be liable for any unauthorized or fraudulent instructions.

    The general redemption policies apply to redemptions by telephone exchange. The exchange privilege may be modified or terminated at any time by the Funds. The Funds reserve the right to limit the number of exchanges an investor may exercise.

DISTRIBUTION OF TRUST SHARES

    Shares are distributed through the Funds' principal underwriter, BTS. BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses other than those relating to the Platinum Class. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and the Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.

VALUATION OF SHARES

    The net asset value of each share (share price) of the Variable NAV Funds is determined as of 4:00 p.m. Eastern time on each Business Day and the net asset value of each share of the Money Market Funds is determined as of 4:00 p.m. Eastern time on each Money Market Business Day. The net asset value of shares of the PlanAhead Class will be determined based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of

                                                                      PROSPECTUS
the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares. Additionally, the Variable NAV Funds may compute differing share prices as a result of Class Expenses.

    Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Portfolio obligations held by the Money Market Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. Investment grade short-term obligations with 60 days or less to maturity held by all other Portfolios also are valued using the amortized cost method as described in the SAI.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS

Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, the Growth and Income Fund and the International Equity Fund normally are declared annually. Dividends consisting of substantially all of the net investment income of the Limited-Term Income Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the opening of

PROSPECTUS
business on the day on which declared. A Fund's net investment income attributable to the PlanAhead Class consists of that class's pro rata share of the Fund's share of dividends and interest (including discount) accrued on its corresponding Portfolio's securities, less applicable expenses of the Fund and the Portfolio attributable to the PlanAhead Class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally is made annually.

    All of each Money Market Fund's net investment income and net short-term capital gain, if any, generally is declared as dividends on each Money Market Business Day immediately prior to the determination of the net asset value. Dividends generally will be paid on the first Money Market Business Day of the following month. Each Money Market Fund's net investment income attributable to the PlanAhead Class will consist of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities less amortization of premium and estimated expenses of both the Portfolio and the Fund attributable to the PlanAhead Class. The Money Market Portfolios do not expect to realize net capital gain, and, therefore, the Money Market Funds do not foresee paying any capital gain distributions. If any Money Market Fund (either directly or indirectly through its corresponding portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

    Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's PlanAhead Class shares will be automatically declared and paid in additional PlanAhead Class shares of that Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.

    Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes,

                                                                      PROSPECTUS
dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources.

    Some foreign countries may impose withholding taxes on certain dividends payable to the International Equity Portfolio. The International Equity Fund's share of any such tax withheld may either be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.

    A portion of the income dividends paid by the Balanced Fund and the Growth and Income Fund is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the respective Fund's aggregate dividends received from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the AMT. The International Equity Fund's dividends will most likely not qualify for the dividends-received deduction because none of the dividends received by that Fund are expected to be paid by U.S. corporations.

    Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies of and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's

PROSPECTUS
exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

    Redemption of Fund shares (other than shares of the Money Market Funds) may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares. An exchange of shares of a Fund for shares of any other Fund (see "Exchange Privileges") generally will have similar tax consequences. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

    If shares are purchased shortly before the record date for a dividend (other than an exempt-interest dividend) or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) (and for the International Equity Fund, if it satisfies the requirements and makes the election referred to above, their share of that Fund's share of any foreign taxes paid by the International Equity Portfolio) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends.

    Each Fund is required to withhold 31% of all taxable dividends, and, for all Funds other than the Money Market Funds, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION

    The Trust currently is comprised of eight separate investment portfolios. Each Fund is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters

                                                                      PROSPECTUS
affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1996:

AMERICAN AADVANTAGE BALANCED FUND
    AMR Corporation and subsidiary companies and Employee Benefit
    Trusts thereof                                                 68%

AMERICAN AADVANTAGE GROWTH AND INCOME FUND
    AMR Corporation and subsidiary companies and Employee Benefit
    Trusts thereof                                                 90%

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
    AMR Corporation and subsidiary companies and Employee Benefit
    Trusts thereof                                                 88%

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND
    Retirement Advisors of America, Inc.                           40%
    AMR Corporation and subsidiary companies and Employee Benefit
      Trusts thereof                                               36%

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND
    Southwest Securities, Inc.                                     99%

AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND
    Southwest Securities, Inc.                                     74%

PROSPECTUS

SHAREHOLDER COMMUNICATIONS

    Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Trust and the AMR Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD5645, Dallas/Fort Worth Airport, Texas 75261-9003, or by calling (800) 388-3344.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY PLANAHEAD CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class, Platinum Class, American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund, American AAdvantage Limited-Term Income Fund, American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Treasury Money Market Fund are service marks of AMR Investment Services, Inc.

                                                                      PROSPECTUS

                                   [LOGO]


                           - PlanAhead Class -(SM)
                                P.O. Box 4580
                        Chicago, Illinois 60680-4580
                               (800) 388-3344

                            - Platinum Class -(SM)
                               P.O. Box 619003
                      Dallas/Fort Worth Airport, Texas
                                 75261-9003
                               (800) 967-9009

                           - Institutional Class -
                               P.O. Box 619003
                      Dallas/Fort Worth Airport, Texas
                                 75261-9003
                               (800) 967-9009

THIS PROSPECTUS contains important information about the AMR Class of the American AAdvantage Funds ("Trust"), an open- end management investment company, which consists of multiple investment portfolios. This Prospectus pertains only to the four funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THAT FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. AMR Class shares are offered to tax exempt retirement and benefit plans of AMR Corporation and its affiliates. Prospective investors in the AMR Class should read this Prospectus carefully before making an investment decision and retain it for future reference.

IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 817-967-3509. For further information about the AMR Class or for information on the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

MARCH 1, 1996



[LOGO]
AMERICAN

AAdvantage
                                    Funds(R)

-AMR Class- SM

BALANCED FUND

GROWTH AND INCOME FUND

INTERNATIONAL EQUITY FUND

LIMITED-TERM INCOME FUND

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).

The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).

The AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND(SM) ("Limited-Term Income Fund") seeks income and capital appreciation by investing all of its investable assets in the Limited-Term Income Portfolio of the AMR Trust ("Limited-Term Income Portfolio") which in turn primarily invests in debt obligations.

    Under a Hub and Spoke(R)1 operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.

   TABLE OF FEES AND EXPENSES.......................  3
   FINANCIAL HIGHLIGHTS.............................  4
   INTRODUCTION.....................................  8
   INVESTMENT OBJECTIVES, POLICIES AND RISKS........  9
   INVESTMENT RESTRICTIONS.......................... 21
   YIELDS AND TOTAL RETURNS......................... 21
   MANAGEMENT AND ADMINISTRATION OF THE TRUST....... 22
   INVESTMENT ADVISERS.............................. 25
   PURCHASE, REDEMPTION AND VALUATION OF SHARES..... 29
   DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS... 32
   GENERAL INFORMATION.............................. 34
   SHAREHOLDER COMMUNICATIONS....................... 35

---------------

1 Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

PROSPECTUS

TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):

                                                         GROWTH AND       INTERNATIONAL      LIMITED-TERM
                                      BALANCED FUND      INCOME FUND       EQUITY FUND       INCOME FUND
Management Fees(1)                         0.28%             0.28%             0.43%             0.20%
12b-1 Fees                                 0.00%             0.00%             0.00%             0.00%
Other Expenses                             0.08%             0.08%             0.11%             0.11%
                                           ----              ----              ----              ----
Total Operating Expenses                   0.36%             0.36%             0.54%             0.31%
                                           ====              ====              ====              ====

(1) The "Management Fee" represents those investment advisory fees paid to the Manager and the investment advisers.

    The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLES

    An AMR Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

                                           1 YEAR            3 YEARS           5 YEARS           10 YEARS
Balanced Fund                                $ 4               $12               $20                $46
Growth and Income Fund                         4                12                20                 46
International Equity Fund                      6                17                30                 68
Limited-Term Income Fund                       3                10                17                 39

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the AMR Class of a Fund. Additional information may be found under "Management and Administration of the Trust" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

                                                                      PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.

PROSPECTUS

                         (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                BALANCED FUND
                    -----------------------------------------------------------------------------------------------------
                              AMR CLASS                                       INSTITUTIONAL CLASS
                    ----------------------------      -------------------------------------------------------------------
                    YEAR ENDED      PERIOD ENDED                             YEAR ENDED OCTOBER 31,
                    OCTOBER 31,      OCTOBER 31,      -------------------------------------------------------------------
                    1995(4)(5)       1994(1)(3)       1994(3)       1993        1992        1991      1990(2)       1989
                    -----------------------------------------------------------------------------------------------------
Net asset value,
  beginning
  of period          $   12.36        $   12.35       $  13.23    $  11.99    $  11.60    $   9.87    $  11.05    $  10.13
                     ---------        ---------       --------    --------    --------    --------    --------    --------
Income from
 investment
 operations:
 Net investment
  income                  0.58             0.14           0.57        0.49        0.55        0.58        0.57        0.53
 Net gains (losses)
  on securities (both
  realized
  and unrealized)         1.71            (0.13)         (0.54)       1.57        0.41        1.79       (1.18)       0.90
                     ---------        ---------       --------    --------    --------    --------    --------    --------
Total from
 investment
 operations               2.29             0.01           0.03        2.06        0.96        2.37       (0.61)       1.43
                     ---------        ---------       --------    --------    --------    --------    --------    --------
Less distributions:
 Dividends from net
  investment income      (0.53)              --          (0.56)      (0.52)      (0.56)      (0.64)      (0.51)      (0.51)
 Distributions from
  net realized gains
  on securities          (0.14)              --          (0.34)      (0.30)      (0.01)         --       (0.06)         --
                     ---------        ---------       --------    --------    --------    --------    --------    --------
Total distributions      (0.67)              --          (0.90)      (0.82)      (0.57)      (0.64)      (0.57)      (0.51)
                     ---------        ---------       --------    --------    --------    --------    --------    --------
Net asset value, end
 of period           $   13.98        $   12.36       $  12.36    $  13.23    $  11.99    $  11.60    $   9.87    $  11.05
                     =========        =========       ========    ========    ========    ========    ========    ========
Total return
 (annualized)(6)         19.77%           (0.08)%(7)     (0.08)%     19.19%       8.75%      25.35%      (5.24)%     15.49%
                     =========        =========       ========    ========    ========    ========    ========    ========
Ratios/supplemental
 data:
 Net assets, end of
  period
  (in thousands)     $ 542,619        $ 393,504       $222,873    $532,543    $370,087    $311,906    $233,702    $210,119
 Ratios to average
  net assets(8)(9)(10):
  Expenses                0.38%            0.36%          0.36%       0.34%       0.35%       0.37%       0.44%       0.47%
  Net investment
    income                4.54%            4.65%          4.77%       4.91%       5.31%       6.06%       6.50%       6.32%
 Portfolio turnover
  rate                      73%              48%            48%         83%         80%         55%         62%         78%

                                                             BALANCED FUND
                                           -----------------------------------------------
                                                          INSTITUTIONAL CLASS
                                           -----------------------------------------------
                                           YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                           ----------------------              OCTOBER 31,
                                                    1988                         1987(1)
                                           -----------------------------------------------
Net asset value,
  beginning
  of period                                      $   9.08                       $  10.00
                                                 --------                       --------
Income from
 investment
 operations:
 Net investment
  income                                             0.56                           0.16
 Net gains (losses)
  on securities (both
  realized
  and unrealized)                                    0.73                          (1.08)
                                                 --------                       --------
Total from
 investment
 operations                                          1.29                          (0.92)
                                                 --------                       --------
Less distributions:
 Dividends from net
  investment income                                 (0.40)                            --
 Distributions from
  net realized gains
  on securities                                        --                             --
                                                 --------                       --------
Total distributions                                 (0.24)                            --
                                                 --------                       --------
Net asset value, end
 of period                                       $  10.13                       $   9.08
                                                 ========                       ========
Total return
 (annualized)(6)                                    14.63%                        (31.84)%
                                                 ========                       ========
Ratios/supplemental
 data:
 Net assets, end of
  period
  (in thousands)                                 $147,581                       $118,986
 Ratios to average
  net assets(8)(9)(10):
  Expenses                                           0.52%                          0.45%
  Net investment
    income                                           6.25%                          5.59%
 Portfolio turnover
  rate                                                 77%                            17%

 (1) The Balanced Fund commenced active operations on July 17, 1987. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the Balanced Fund were designated as Institutional Class shares.
 (2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.
 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
 (4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.
 (5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.
 (6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
 (7) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.
 (8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.
 (9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(10) Annualized.

                                                                      PROSPECTUS

                         (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                              GROWTH AND INCOME FUND
                        ---------------------------------------------------------------------------------------------------
                                AMR CLASS                                   INSTITUTIONAL CLASS
                        -------------------------- ------------------------------------------------------------------------
                        YEAR ENDED    PERIOD ENDED                         YEAR ENDED OCTOBER 31,
                        OCTOBER 31,    OCTOBER 31, ------------------------------------------------------------------------
                         1995(5)       1994(1)(4)    1994(4)      1993        1992(3)       1991        1990(2)       1989
                        ---------------------------------------------------------------------------------------------------
Net asset value,
 beginning
 of period              $   14.20     $  13.99     $ 14.63     $  12.79     $  12.10     $   9.47     $  11.59     $   9.96
                        ---------     --------     -------     --------     ---------    ---------    ---------    --------
Income from
 investment
 operations:
 Net investment
   income                    0.44         0.11        0.43         0.36         0.39         0.42         0.42         0.42
 Net gains (losses)
   on
   securities (both
   realized
   and unrealized)           2.30         0.10        0.08         2.21         0.77         2.70        (1.94)        1.59
                        ---------     --------     -------     --------     ---------    ---------    ---------    --------
Total from
 investment
 operations                  2.74         0.21        0.51         2.57         1.16         3.12        (1.52)        2.01
                        ---------     --------     -------     --------     ---------    ---------    ---------    --------
Less distributions:
 Dividends from net
  investment income         (0.45)          --       (0.41)       (0.37)       (0.39)       (0.49)       (0.43)       (0.38)
 Distributions from
  net realized
  gains on
  securities                (0.54)          --       (0.54)       (0.36)       (0.08)          --        (0.17)          --
                        ---------     --------     -------     --------     ---------    ---------    ---------    --------
Total distributions         (0.99)          --       (0.95)       (0.73)       (0.47)       (0.49)       (0.60)       (0.38)
                        ---------     --------     -------     --------     ---------    ---------    ---------    --------
Net asset value,
 end of period          $   15.95     $  14.20     $ 14.19     $  14.63     $  12.79     $  12.10     $   9.47     $  11.59
                        =========     ========     =======     ========     ========     ========     ========     ========
Total return
 (annualized)(6)            21.03%        3.43%(7)    3.36%       21.49%       10.00%       33.83%      (13.52)%      20.94%
                        =========     ========     =======     ========     ========     ========     ========     ========
Ratios/supplemental
 data:
 Net assets, end
  of period
  (in thousands)        $ 706,884     $505,892     $22,737     $477,088     $339,739     $264,628     $182,430     $187,869
 Ratios to average
  net assets(8)(9)(10):
  Expenses                   0.38%        0.37%       0.33%        0.34%        0.36%        0.37%        0.45%        0.45%
 Net investment
  income                     3.20%        3.18%       3.28%        3.12%        3.57%        4.19%        4.49%        4.40%
 Portfolio turnover
  rate                         26%          23%         23%          30%          35%          52%          41%          50%


                                     GROWTH AND INCOME FUND
                       ------------------------------------------------
                                      INSTITUTIONAL CLASS
                       ------------------------------------------------
                       YEAR ENDED OCTOBER 31,              PERIOD ENDED
                       -------------------------            OCTOBER 31,
                               1988                           1987(1)
                       ------------------------------------------------
Net asset value,
 beginning
 of period                  $   8.30                        $  10.00
                            --------                        --------
Income from
 investment
 operations:
 Net investment
   income                       0.42                            0.10
 Net gains (losses)
   on
   securities (both
   realized
   and unrealized)              1.40                           (1.80)
                            --------                        --------
Total from
 investment
 operations                     1.82                           (1.70)
                            --------                        --------
Less distributions:
 Dividends from net
  investment income            (0.16)                             --
 Distributions from
  net realized
  gains on
  securities                      --                              --
                            --------                        --------
Total distributions            (0.16)                             --
                            --------                        --------
Net asset value,
 end of period              $   9.96                        $   8.30
                            ========                        ========
Total return
 (annualized)(6)               22.20%                         (58.51)%
                            ========                        ========
Ratios/supplemental
 data:
 Net assets, end
  of period
  (in thousands)            $140,073                        $134,796
 Ratios to average
  net assets(8)(9)(10):
  Expenses                      0.53%                           0.43%
 Net investment
  income                        4.20%                           3.68%
 Portfolio turnover
  rate                            56%                             22%

 (1) The Growth and Income Fund commenced active operations on July 17, 1987. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the Growth and Income Fund were designated as Institutional Class shares.
 (2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.
 (3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.
 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
 (5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.
 (6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
 (7) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.
 (8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.
 (9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(10) Annualized

PROSPECTUS

                         (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 INTERNATIONAL EQUITY FUND
                                   --------------------------------------------------------------------------------------
                                             AMR CLASS                               INSTITUTIONAL CLASS
                                   ----------------------------      ----------------------------------------------------
                                   YEAR ENDED      PERIOD ENDED            YEAR ENDED OCTOBER 31,            PERIOD ENDED
                                   OCTOBER 31,      OCTOBER 31,      -----------------------------------      OCTOBER 31,
                                     1995(5)       1994(1)(3)(4)     1994(3)(4)      1993(2)      1992         1991(1)
                                   --------------------------------------------------------------------------------------
Net asset value, beginning of
  period                            $   12.87        $   12.61        $  12.07       $  8.93     $ 10.13       $  10.00
                                    ---------        ---------        --------       -------     -------       --------
Income from investment
  operations:
  Net investment income                  0.30             0.05            0.32          0.17        0.12             --
  Net gains (losses) on
    securities
    (both realized and
    unrealized)                          0.68             0.21            1.10          3.09       (1.31)          0.13
                                    ---------        ---------        --------       -------     -------       --------
Total from investment operations         0.98             0.26            1.42          3.26       (1.19)          0.13
                                    ---------        ---------        --------       -------     -------       --------
Less distributions:
  Dividends from net investment
    income                              (0.22)              --           (0.17)        (0.12)      (0.01)            --
  Distributions from net realized
    gains on securities                 (0.32)              --           (0.45)           --          --             --
                                    ---------        ---------        --------       -------     -------       --------
Total distributions                     (0.54)              --           (0.62)        (0.12)      (0.01)            --
                                    ---------        ---------        --------       -------     -------       --------
Net asset value, end of period      $   13.31        $   12.87        $  12.87       $ 12.07     $  8.93       $  10.13
                                    =========        =========        ========       =======     =======       ========
Total return (annualized)(6)             8.18%           11.77%          11.77%(7)     36.56%     (12.07)%         5.69%
                                    =========        =========        ========       =======     =======       ========
Ratios/supplemental data:
  Net assets, end of period (in
    thousands)                      $ 227,939        $ 165,524        $ 23,115       $66,652     $38,837       $ 10,536
  Ratios to average net
    assets(8)(9)(10):
    Expenses                             0.60%            0.63%           0.61%         0.78%       1.17%          1.90%(11)
    Net investment income                2.65%            1.41%           2.74%         2.00%       2.04%          0.38%(11)
  Portfolio turnover rate                  21%              37%             37%           61%         21%             2%

 (1) The International Equity Fund commenced active operations on August 7, 1991. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the International Equity Fund were designated as Institutional Class shares.

 (2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of May 21, 1993.

 (3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.

 (6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.

 (7) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.

 (8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.

 (9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

(10) Annualized.

(11) Estimated based on expected annual expenses and actual average net assets.

                                                                      PROSPECTUS

                         (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                            LIMITED-TERM INCOME FUND
               ------------------------------------------------------------------------------------------------------------------
                        AMR CLASS                                             INSTITUTIONAL CLASS
               ---------------------------     ----------------------------------------------------------------------------------
               YEAR ENDED     PERIOD ENDED                           YEAR ENDED OCTOBER 31,                          PERIOD ENDED
               OCTOBER 31,    OCTOBER 31,      ------------------------------------------------------------------     OCTOBER 31,
                  1995         1994(1)(3)      1994(3)       1993        1992      1991(2)      1990       1989        1988(1)
               ------------------------------------------------------------------------------------------------------------------
Net asset
  value,
beginning of
period           $  9.68        $   9.78       $  10.23    $  10.13    $  10.07    $   9.76    $  9.94    $ 10.12      $  10.00
Income from
 investment
 operations:
 Net
   investment
   income           0.64            0.14           0.52        0.58        0.75        0.83       0.92       0.96          0.64
 Net gains
   (losses) on
   securities
   (both
   realized
   and
   unrealized)      0.13           (0.10)         (0.46)       0.15        0.06        0.31      (0.18)     (0.12)         0.05
                 -------          ------           ----        ----        ----        ----       ----       ----        ------
Total from
 investment
 operations         0.77            0.04           0.06        0.73        0.81        1.14       0.74       0.84          0.69
                 -------          ------           ----        ----        ----        ----       ----       ----        ------
Less
distributions:
 Dividends
   from net
   investment
   income          (0.64)          (0.14)         (0.52)      (0.58)      (0.75)      (0.83)     (0.92)     (1.02)        (0.57)
 Distributions
   from net
   realized
   gains on
   securities         --              --          (0.10)      (0.05)         --          --         --         --            --
                 -------          ------           ----        ----        ----        ----       ----       ----        ------
Total
 distributions     (0.64)          (0.14)         (0.62)      (0.63)      (0.75)      (0.83)     (0.92)     (1.02)        (0.57)
                 -------          ------           ----        ----        ----        ----       ----       ----        ------
Net asset
 value, end of
 period          $  9.81        $   9.68       $   9.67    $  10.23    $  10.13    $  10.07    $  9.76    $  9.94      $  10.12
                 =======        ========       ========    ========    ========    ========    =======    =======      ========
Total return
(annualized)(4)     8.22%           0.59%(5)       0.42%       7.20%       7.94%      11.87%      7.51%      7.62%         7.41%
                 =======        ========       ========    ========    ========    ========    =======    =======      ========
Ratios/supplemental
 data:
 Net assets,
   end of
   period (in
   thousands)    $64,595        $ 53,445       $112,141    $238,874    $209,928    $141,629    $83,265    $60,507      $ 40,855
 Ratios to
   average net
   assets(6)(7)(8):
   Expenses         0.36%           0.33%          0.31%       0.26%       0.27%       0.35%      0.48%      0.59%         0.50%
   Net
    investment
    income          6.60%           5.77%          5.26%       5.76%       7.40%       8.42%      9.44%      9.77%         8.01%
 Portfolio
   turnover
   rate              183%             94%            94%        176%        133%        165%       156%       158%          127%

(1) The Limited-Term Income Fund commenced active operations on December 3, 1987. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the Limited-Term Income Fund were designated as Institutional Class shares.

(2) AMR Investment Services, Inc. began portfolio management of the Limited-Term Income Fund on March 1, 1991 replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.

(3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(4) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.

(5) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.

(6) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.

(7) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

(8) Annualized.

INTRODUCTION

    The Trust is an open-end, management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are four of the several investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund will invest all of its investable assets in a

PROSPECTUS
corresponding Portfolio of the AMR Trust which has an identical investment objective. The Manager provides the Portfolios with business and asset management services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. Each Fund consists of multiple classes of shares, including the "AMR Class," for tax-exempt retirement and benefit plans of AMR Corporation and its affiliates, the "PlanAhead Class" which is available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts ("IRAs"), and self-employed individual retirement plans ("HR-10 Plans" or "Keogh Plans"), and the "Institutional Class" which is available to large institutional investors investing at least $2 million in the Funds. For further information about the Institutional Class call (800) 967-9009 and for the PlanAhead Class call (800) 388-3344.

    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and share a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses presently are allocated separately to each class of shares.

    The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. Investment decisions for the Limited-Term Income Portfolio are made directly by the Manager. See "Investment Advisers." Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI and by specific investment strategies developed by the Manager.

    AMR Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "Purchase, Redemption and Valuation of Shares."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the

                                                                      PROSPECTUS
applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Board.

AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's or Moody's Investor Services, Inc. or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in other investment companies and in cash or cash equivalents, including investment-grade short-term obligations. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.

    The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including

PROSPECTUS
separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Fund."

    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a "forward commitment" basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or on a forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

    The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.

                                                                      PROSPECTUS

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. If approved by a majority of the interest holders of the Balanced Portfolio at a meeting of shareholders of the Balanced Fund and other investors in the Balanced Portfolio to be held on or about March 26, 1996, Brandywine Asset Management, Inc. ("Brandywine") and Boatmen's Trust Company ("Boatmen's") will be added as investment advisers of the Portfolio. If approved, it is expected that on or about April 1, 1996, Brandywine will replace Capital Guardian Trust Company ("Capital") as an active investment adviser of the Portfolio. The Manager does not expect to allocate assets to Boatmen's at this time. See "Investment Advisers."

AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. The Portfolio may also invest in other investment companies or in cash and cash equivalents, including investment grade short-term obligations, in order to maintain liquidity. See the SAI for definitions of the foregoing securities and for a description of debt ratings. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" or on a "forward commitment" basis as described in "American AAdvantage Balanced Fund."

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. If approved by a majority of the interest holders of the Growth and Income

PROSPECTUS

Portfolio at a meeting of shareholders of the Growth and Income Fund and other investors in the Growth and Income Portfolio to be held on or about March 26, 1996, Brandywine and Boatmen's will be added as investment advisers of the Portfolio. If approved, it is expected that on or about April 1, 1996, Brandywine will replace Capital as an active investment adviser of the Portfolio. The Manager does not expect to allocate assets to Boatmen's at this time. See "Investment Advisers."

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including investment grade short-term obligations or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

    The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

    Overseas investing carries potential risks not associated with domestic investments. Such risks include but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies;
(4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes;
(8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital;
(10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.

                                                                      PROSPECTUS

    The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

    The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

    The Portfolio also may trade currency futures ("futures") for the same reasons as for entering into forward contracts as set forth above. Futures are traded on U.S. and foreign currency exchanges. The use of futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the futures contracts themselves. The Portfolio may not enter into futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Futures contracts, which are derivatives, are discussed in greater detail in the SAI.

    HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. If approved by a majority of the interest holders of the International Equity Portfolio at a meeting of shareholders of the International Equity Fund and

PROSPECTUS
other investors in the International Equity Portfolio to be held on or about March 26, 1996, Rowe Price-Fleming International, Inc. ("Fleming") will be added as an investment adviser to the Portfolio. The Manager does not expect to allocate assets to Fleming at this time. See "Investment Advisers."

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND -- This Fund's investment objective is to realize income and capital appreciation. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks its investment objective by investing all of its investable assets in the Limited-Term Income Portfolio, which invests primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including investment grade short-term obligations. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. The Portfolio, at the discretion of the Manager, may retain a security which has been downgraded below the initial investment criteria. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."

    The market value of fixed rate securities, and thus the net asset value of this Portfolio's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments will not vary as much due to the

                                                                      PROSPECTUS
periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.

    Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

    Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

    The Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements. Through the use of trusts and special

PROSPECTUS
purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's and the Portfolio's investment objective, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

    Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

    Although investments will not be restricted by the maturity of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar weighted average maturity of one to five years. However, the dollar-weighted average maturity may temporarily be adjusted outside the one to five year period if warranted by market conditions. For example, the average maturity of the Portfolio will be shortened in order to minimize depreciation of capital if the investment adviser anticipates a rise in interest rates. Conversely, the average maturity will be lengthened in order to maximize return if interest rates are expected to decline. In addition, portfolio securities may be actively traded to realize gains (or losses) and increase yields by taking advantage of short-term market variations. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted maturity of the Portfolio, the maturity of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.

    Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a

                                                                      PROSPECTUS
result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays (including, in some cases, payments to the Manager) lending fees and related expenses from this interest or fee income. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. See the SAI for further information regarding loan transactions.

    A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

    Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and resold to qualified institutional buyers under Rule 144A of the Securities Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolios will not invest more than 15% of their respective net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.

    Because it is not possible to predict with assurance exactly how this market for Section 4(2) securities offered and sold under Rule 144A will develop, the AMR

PROSPECTUS

Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in
Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. No Portfolio, other than the Limited-Term Income Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Limited-Term Income Fund for the fiscal year ended October 31, 1995 was 183%. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

    The Limited-Term Income Portfolio normally will not incur any brokerage commissions on its transactions because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Manager has sponsored traditionally structured funds and, therefore, has limited experience with funds that invest all their assets in a separate portfolio.

    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other nonaffiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the

                                                                      PROSPECTUS
same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Fund.

    See "Management and Administration of the Trust" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices,
(4) the Funds' shares, including the rights and liabilities of its shareholders,
(5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value each Fund's shares.

PROSPECTUS

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INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restrictions are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and the Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities. Finance companies as a group are not considered a single industry for purposes of this policy.

The following non-fundamental investment restrictions may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board. No Portfolio may:

    - Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if more than 5% of the Portfolio's total assets would be invested in such securities. This limitation does not apply with regard to collateralized trust securities.

    - Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

YIELDS AND TOTAL RETURNS

    Yields for the AMR Class of the Funds will be computed by dividing the net investment income earned per AMR Class share during the relevant time period by the maximum offering price per AMR Class share on the last day of the period. Total return quotations for the AMR Class of the Funds may reflect the average annual

                                                                      PROSPECTUS

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

compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, the AMR Class of the Limited-Term Income Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of the AMR Class of this Fund. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. Each class of a Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUST

FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended October 1, 1995, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated October 1, 1995 that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. The assets of the corresponding Portfolios of the Balanced Fund, the Growth and Income Fund and the International Equity Fund are allocated by the Manager among one or more investment advisers designated for that Fund. See "Investment Advisers." The Manager serves as the sole active investment adviser to the corresponding Portfolio of the Limited-Term Income Fund. In addition, with the exception of the International Equity Fund, if so requested by any investment adviser, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in investment grade short-term obligations. As of December 31, 1995, the Manager had assets under management totaling approximately $13.7 billion including approximately $4.5 billion under active management and $9.2 billion as named fiduciary or fiduciary adviser. Of the total, approximately $10.1 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.

    The Manager provides the Trusts with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also develops the

PROSPECTUS
investment programs for each Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.

    The Manager bears the expense of providing the above services and pays the fees of the investment advisers of the Funds and their Portfolios. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.25% of the net assets of the Limited-Term Income Portfolio, (2) 0.10% of the net assets of the other Portfolios, plus (3) all fees payable by the Manager to the AMR Trust's investment advisers as described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust.

    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the independent Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the Investment Company Act of 1940, as amended ("1940 Act") of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

    A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between

                                                                      PROSPECTUS
the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

FUND ADVISORY AGREEMENTS -- Each investment adviser has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and their corresponding Portfolios. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. Except for the Limited-Term Income Portfolio, the assets of each Portfolio are allocated among the investment advisers designated for that Portfolio and described in this Prospectus in "Investment Advisers." All new investment advisers are subject to approval by the Board and the AMR Trust Board and are currently subject to approval by the shareholders/interest holders of the applicable Fund or Portfolio. However, there is currently pending with the Securities and Exchange Commission an application for an exemptive order which, if granted, would permit the hiring of investment advisers and the modification of the fund advisory agreements solely on the Boards' approval and without prior approval of shareholders or interest holders. Should the exemptive order be granted, a Portfolio may rely upon the order only if a majority of the applicable Portfolio's interest holders approve such a motion to be presented at a meeting of shareholders on or about March 26, 1996. The Manager recommends investment advisers to the Board and the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

    Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objective, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board and the Manager, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.

PROSPECTUS

ADMINISTRATIVE SERVICES AGREEMENT -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, the Manager will receive no fee under this Agreement.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds and as transfer agent for the AMR Class. THE CHASE MANHATTAN BANK N.A., New York, New York, acts as subcustodian for the International Equity Portfolio and its corresponding Fund.

INDEPENDENT AUDITOR -- The independent auditor for the Trust and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

INVESTMENT ADVISERS

Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio. References to the investment advisers retained by a Portfolio also apply to the corresponding Fund. Except for the Manager, none of the investment advisers provides any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Trust, the AMR Trust or the Manager.

    William F. Quinn has served as President of the Manager since it was founded in 1986 and Nancy A. Eckl currently serves as Vice President - Trust Investments of the Manager. She previously served as Vice President - Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and their corresponding Portfolios. These responsibilities include oversight of the investment advisers, regular review of each adviser's performance and asset allocations among investment advisers.

                                                                      PROSPECTUS

    Michael W. Fields is responsible for the portfolio management oversight of the Limited-Term Income Fund and its corresponding Portfolio. Mr. Fields has been with the Manager since it was founded in 1986 and currently serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Limited-Term Income Portfolio. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President, Institutional Fixed Income Sales at Merrill, Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994. Mr. Mayer has had portfolio management responsibility for the Fund since August 1995.

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty-five investment management companies, including Barrow. As of December 31, 1995, Barrow had discretionary investment management authority with respect to approximately $16.3 billion of assets, including approximately $1.4 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to .30% on the first $200 million in AMR Trust assets under its discretionary management,
 .20% on the next $300 million, .15% on the next $500 million, and .125% on assets over $1 billion.

    BRANDYWINE ASSET MANAGEMENT, INC., 201 North Walnut Street, Wilmington, Delaware 19801, is a privately held professional investment counseling firm founded in 1986. As of December 31, 1995, Brandywine had assets under management totaling approximately $4.7 billion, including approximately $124 million of assets of AMR and its subsidiaries and affiliated entities. If approved by interest holders of the Balanced Portfolio and the Growth and Income Portfolio at a meeting of shareholders and other investors of the Portfolios to be held on or about March 26, 1996, Brandywine will serve as an investment adviser to those Portfolios. For its services to the Balanced Portfolio and the Growth and Income Portfolio, the Manager will pay Brandywine an annualized fee equal to .225% and
 .25%, respectively, of the average daily net assets of each Portfolio allocated to Brandywine for management.

    BOATMEN'S TRUST COMPANY, 100 N. Broadway, St. Louis, Missouri 63178, is a professional trust and investment advisory firm founded in 1889 and has been providing investment services since the 1930s. Boatmen's is a wholly owned subsidiary of Boatmen's Bancshares, Inc. As of December 31, 1995, Boatmen's had assets under management totaling approximately $45 billion, including approximately $140 million of assets of AMR and its subsidiaries and affiliated entities. If approved by interest

PROSPECTUS
holders of the Balanced Portfolio and the Growth and Income Portfolio at a meeting of shareholders and other investors of the Portfolios to be held on or about March 26, 1996, Boatmen's will serve as an investment adviser to those Portfolios, although the Manager does not presently intend to allocate assets to Boatmen's. For its services to the Balanced Portfolio and the Growth and Income Portfolio, the Manager will pay Boatmen's an annualized fee equal to .25% of the average daily net assets of each Portfolio allocated to Boatmen's for management.

    CAPITAL GUARDIAN TRUST COMPANY, 333 South Hope Street, Los Angeles, California 90071, is a California state chartered trust company which was formed in 1968. The firm is a wholly owned subsidiary of The Capital Group, Inc., a company whose subsidiaries provide investment management and related financial services. Capital managed approximately $49.5 billion in assets as of December 31, 1995, which included approximately $684 million of assets of AMR and its subsidiaries and affiliated entities. Capital serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Capital. If Brandywine is approved as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio, the Manager intends to allocate a portion of the assets managed by Capital to Brandywine. The Manager pays Capital an annualized fee equal to .50% of the first $20 million of AMR Trust assets under its discretionary management, .35% of the next $30 million of assets, and .225% of all excess assets for the Growth and Income Portfolio and .20% of all excess assets for the Balanced Portfolio. However, a 5% fee reduction applies to assets between $500 million and $750 million, a 7.5% fee reduction on assets between $750 million and $1 billion and a 10% fee reduction on assets over $1 billion. The reduction is applied to the overall effective fee rate for all assets managed by Capital.

    GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty-five investment management companies, including GSB. As of December 31, 1995, GSB managed approximately $2.9 billion of assets, including approximately $611 million of assets of AMR and its subsidiaries and affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million, and .15% on all excess assets.

    HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley, who are the firm's founding General Partners. Assets under management as of December 31, 1995 were approximately $9.0 billion,

                                                                      PROSPECTUS

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

which included approximately $988 million of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio. The advisory contract provides for the Manager to pay Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets,
 .30% on the next $50 million of assets and .20% of all excess AMR Trust assets managed by Hotchkis and Wiley.

    INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1995, including funds managed for its parent company, were approximately $21.4 billion, which included approximately $820 million of assets of AMR and its subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets, and .20% of all excess assets.

    MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 1221 Avenue of the Americas, New York, New York 10020, is a wholly owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1995, MSAM had assets under management totaling approximately $55.2 billion, including approximately $40.1 billion under active management and $15.1 billion as named fiduciary or fiduciary adviser. As of December 31, 1995, MSAM had investment authority over approximately $404 million of assets of AMR and its subsidiaries and affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays MSAM an annual fee equal to .80% of the first $25 million in AMR Trust assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% on all excess assets.

    ROWE PRICE-FLEMING INTERNATIONAL, INC., 100 East Pratt Street, Baltimore, Maryland 21202, is a professional investment counseling firm founded in 1979. Fleming is a joint venture owned entirely by its three parent companies, T. Rowe Price, Robert Fleming and Jardine Fleming. As of December 31, 1995, Fleming had assets under management totaling approximately $22.2 billion, including approximately $197 million of assets of AMR and its subsidiaries and affiliated entities. If approved by interest holders of the International Equity Portfolio at a meeting of shareholders and other investors of the Portfolio to be held on or about March 26, 1996, Fleming will serve as an investment adviser of the Portfolio, although the Manager does not presently intend to allocate assets to Fleming. For its services to the International

PROSPECTUS

Equity Portfolio when total assets under Fleming's management are less than $200 million, the Manager will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and 0.50% on amounts over $50 million. When assets under Fleming's management exceed $200 million but are less than $500 million, the Manager will pay Fleming an annualized fee equal to 0.50% on all assets. When assets under Fleming's management exceed $500 million but are less than $750 million, the Manager will pay an annualized fee equal to 0.45% on all assets, and when assets exceed $750 million, the Manager will pay Fleming a flat fee of 0.40% on all assets. When asset levels are between $184 million and $200 million, Fleming will pay the Manager a sliding credit to adjust for the difference between the two fee schedules. The credit is determined by pro-rating the difference between the original tiered fee and the flat fee ($80,000 per annum at all asset levels) over the difference between $200 million and the current asset size for billing purposes.

    TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1995, Templeton had discretionary investment management authority with respect to approximately $14.4 billion of assets, including approximately $288 million of assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays Templeton an annualized fee equal to .50% of the first $100 million in AMR Trust assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.

    Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.

PURCHASE, REDEMPTION AND VALUATION OF SHARES

PURCHASING SHARES OF THE TRUST -- AMR Class shares are offered to tax-exempt retirement and benefit plans of AMR Corporation and its affiliates. Shares are sold without a sales charge at the next share price calculated after the acceptance of a purchase order. AMR Class shares are offered and orders accepted until 4:00 p.m. Eastern time on each day on which the New York Stock Exchange (the "Exchange") is open for trading

                                                                      PROSPECTUS
and the custodian/transfer agent is open for business ("Business Day"). The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

    AMR Class shares may be purchased and redeemed as follows:

BY WIRE -- Purchases may be made by wiring funds. To ensure prompt receipt of a transmission by wire, the investor should: telephone the transfer agent at (214) 508-5038 or (800) 658-5811 and specify the Fund whose shares are to be purchased; provide the name, address, telephone number and account number of the investor; and identify the amount being wired and by which bank. If the investor is opening a new account, the transfer agent will provide the investor with an account number. The investor should instruct its bank to designate the account number which the transfer agent has assigned to the investor and to transmit the federal funds to: Federal Reserve Bank, Dallas, for NationsBank of Texas, N.A. ABA Routing #111-000-025, Corporate Trust Suspense Account No. 0180019810, reference American AAdvantage Funds, attention: Fund Account Services.

BY DEPOSITING SECURITIES -- Shares of a Fund may be purchased in exchange for an investor's securities if the securities are acceptable to its corresponding Portfolio and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must first contact the Manager and acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. The investor must represent that all such securities offered to any Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Manager will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Manager. Securities accepted by a Fund must have a readily ascertainable value as evidenced by a listing on the Exchange, the American Stock Exchange or Nasdaq. Securities are valued in the manner described for valuing Portfolio assets in the section entitled "Valuation of Shares." Acceptance of such orders may occur on any day during the five-day period afforded the Manager to review the acceptability of the securities. Upon notice of acceptance of such orders, the securities must be delivered in fully negotiable form within three days. The Manager will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange, depending upon the adjusted tax basis and value of the securities tendered. A Fund will accept securities in this manner only for investment by its corresponding Portfolio, and not for resale.

BY MAIL -- Share purchases of any Fund may be made by mail by sending a check or other negotiable bank draft payable to the applicable Fund to "NationsBank of Texas, N.A., 11th Floor, Elm Place, P.O. Box 830840, Dallas, Texas 75283-0840,
Attn.: American AAdvantage Funds -- AMR Class." An additional purchase of shares should be accompanied by the shareholder's account number. Purchase checks are

PROSPECTUS

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

accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

REDEMPTION OF SHARES -- Fund shares may be redeemed on any Business Day by writing directly to NationsBank of Texas, N.A. at the address above under "Purchasing Shares of the Trust -- By Mail." The redemption price will be the net asset value per share next determined after receipt by NationsBank of Texas, N.A. of all required documents in good order. "Good order" means that the request must include a letter of instruction or stock assignment specifying the number of shares or dollar amount to be redeemed, signed by an authorized signatory for the owners of the shares in the exact names in which they appear on the account, and accompanied by such other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, IRAs and welfare, pension and profit-sharing plans. In addition, any share certificates being redeemed must be returned duly endorsed or accompanied by a stock assignment with signatures guaranteed by a bank, trust company or member of a recognized stock exchange.

    Payment for redeemed shares will be made in cash within seven days after the receipt of a redemption request in good order. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (a) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), or when trading on the Exchange is restricted, (b) at such time as an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Funds' shareholders. Shares purchased by check may not be redeemed until the funds have cleared, which may take up to 15 days. Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

DISTRIBUTION OF TRUST SHARES -- Shares are distributed through the Funds' principal underwriter, BTS. BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and the Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.

VALUATION OF SHARES -- The net asset value of each share (share price) of the Funds is determined as of 4:00 p.m. Eastern Time on each Business Day. The net asset value of all outstanding shares of all classes will be determined based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset

                                                                      PROSPECTUS
value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and the dividends payable for each class of shares may be different. Additionally, the Funds may compute differing share prices as a result of Class Expenses.

    Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Investment grade short-term obligations with 60 days or less to maturity held by the Portfolios are valued using the amortized cost method as described in the SAI.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, the Growth and Income Fund and the International Equity Fund are normally declared annually. Dividends consisting of substantially all of the net investment income of the Limited-Term Income Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value, and are payable to shareholders of record as of the opening of business on the day on which declared. A Fund's net investment income attributable to the AMR Class consists of that class's share of the Fund's share of dividends and interest (including discount) accrued on its corresponding Portfolio's securities, less expenses of the Fund and the Portfolio

PROSPECTUS
attributable to the AMR Class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally will be made annually.

    Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's AMR Class shares will be automatically declared and paid in additional AMR Class shares of that Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.

TAX INFORMATION -- Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources. Some foreign countries may impose withholding taxes on certain dividends payable to the International Equity Portfolio.

    Redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares. If shares of a Fund are redeemed at a loss after being held for six months or less, the loss will be

                                                                      PROSPECTUS
treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

    If shares are purchased shortly before the record date for a dividend (other than an exempt-interest dividend) or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution. Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid).

    Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION

    The Trust currently is comprised of eight separate investment portfolios. Each Fund is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

PROSPECTUS

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1996:

AMERICAN AADVANTAGE BALANCED FUND
  AMR Corporation and subsidiary companies and Employee Benefit
     Trusts thereof                                                68%

AMERICAN AADVANTAGE GROWTH AND INCOME FUND
  AMR Corporation and subsidiary companies and Employee Benefit
     Trusts thereof                                                90%

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
  AMR Corporation and subsidiary companies and Employee Benefit
     Trusts thereof                                                88%

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND
  Retirement Advisors of America, Inc.                             40%
  AMR Corporation and subsidiary companies and Employee Benefit
     Trusts thereof                                                36%

SHAREHOLDER COMMUNICATIONS

    Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Trust and the AMR Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003 or by calling (800) 388-3344.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY AMR CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

    American AAdvantage Funds is a registered service mark of AMR Corporation. AMR Class, PlanAhead Class, American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund and American AAdvantage Limited-Term Income Fund are service marks of AMR Investment Services, Inc.

                                                                      PROSPECTUS

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

                                   [LOGO]


                              - AMR CLASS -(SM)
                               P.O. Box 619003
                      Dallas/Fort Worth Airport, Texas
                                 75261-9003
                               (800) 967-9009

                           - INSTITUTIONAL CLASS -
                               P.O. Box 619003
                      Dallas/Fort Worth Airport, Texas
                                 75261-9003
                               (800) 967-9009

                           - PLANAHEAD CLASS -(SM)
                                P.O. Box 4580
                        Chicago, Illinois 60680-4580
                               (800) 388-3344